                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X]  Preliminary Proxy Statement
     [ ]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
     [ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(c)(2))

                    QUEST FOR VALUE GLOBAL EQUITY FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              DEBORAH KABACK, ESQ.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

     [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
          14a-6(j)(2) or Item 22(a)(2) of Schedule 14A.
     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14-a6(i)(3).
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

          ________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          ________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

          _______________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
          ________________________________________________________________

---------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          __________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

          __________________________________________________

     (3)  Filing Party:

          ___________________________________________________

     (4)  Date Filed:

          ___________________________________________________

                                PRELIMINARY COPY
                           FOR THE INFORMATION OF THE
                    SECURITIES AND EXCHANGE COMMISSION ONLY

                    QUEST FOR VALUE GLOBAL EQUITY FUND, INC.

                ONE WORLD FINANCIAL CENTER, NEW YORK, N.Y. 10281

                                 _______________

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD NOVEMBER 3, 1995

                                 _______________

TO THE SHAREHOLDERS:

     Notice is hereby given that a special meeting of shareholders of the Quest for Value Global Equity Fund, Inc (the "Fund"), will be held at One World Financial Center, New York, New York 10281 on the 40th floor on November 3, 1995, at 10:00 a.m., Eastern Time, for the following purposes:

1. To approve a new investment advisory agreement with Oppenheimer Management Corporation;
2. To approve a new Subadvisory Agreement between Oppenheimer Management Corporation and Quest for Value Advisors, the current advisor to the Fund;
3. To approve a new Administration Agreement with Oppenheimer Management Corporation;
4. To approve new Distribution and Service Plans and Agreements with Oppenheimer Funds Distributor, Inc.;
5.   To elect Directors; and
6. To act upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

     The close of business on September 7, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. A list of shareholders entitled to vote at the meeting will be available for inspection by shareholders at the Fund office for ten days prior to the meeting date.

                                   BY ORDER OF THE BOARD OF DIRECTORS,

                                   DEBORAH KABACK
                                   SECRETARY

September 14, 1995

                                    IMPORTANT

THE BOARD OF DIRECTORS URGES YOU TO MARK, SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE. YOUR PROMPT RESPONSE WILL ELIMINATE THE NEED FOR ADDITIONAL AND UNNECESSARY MAILINGS. QUEST FOR VALUE ADVISORS HAS RETAINED D. F. KING & CO., INC. TO ASSIST IN THE SOLICITATION OF PROXIES. SHAREHOLDERS WHO HAVE NOT VOTED THEIR PROXIES IN A TIMELY MANNER MAY RECEIVE A TELEPHONE CALL FROM D. F. KING & CO., INC. IN AN EFFORT TO URGE THEM TO VOTE.

                     QUEST FOR VALUE GLOBAL EQUITY FUND, INC

                ONE WORLD FINANCIAL CENTER, NEW YORK, N.Y. 10281

                                 PROXY STATEMENT

                                 _______________

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD NOVEMBER 3, 1995
                              --------------------

     This statement is furnished to the shareholders of the Quest for Value Global Equity Fund, Inc. in connection with the solicitation by management of proxies to be used at a special meeting (the "meeting") of shareholders of the Fund to be held on November 3, 1995, or any adjournment or adjournments thereof. This statement will first be mailed to shareholders on or about September 14, 1995.

     The Fund has three classes of stock : A, B and C. Shareholders of each class of the Fund will vote together with respect to approval of Proposals one, two and three shareholders of each class of the Fund will vote separately with respect to Proposal four. Shareholders of each class of the Fund will vote together for the election of Directors. As of September 7, 1995, the record date, there were outstanding ________ Class A shares, ________ Class B shares and ________ Class C shares of the Fund. Each shareholder will be entitled to one vote for each share held on the record date.

     If the enclosed form of proxy is properly executed and returned, the shares represented thereby will be voted at the meeting as indicated thereon with respect to the Proposals stated therein. In the absence of choices, the shares represented by the proxy will be voted in favor of the Proposals.

     In order that your shares may be represented at the meeting or any adjournment or adjournments thereof, you are requested to: indicate your voting instructions on the proxy card; date and sign the proxy card; mail the proxy card promptly in the enclosed postage-paid envelope; and allow sufficient time for the proxy to be received on or before 10:00 a.m. on November 3, 1995.

     The proxy confers discretionary authority upon the persons named therein to vote on other business, not currently contemplated, which may come before the meeting. In the event that a quorum (the presence in person or by proxy of the holders of a majority of the Fund's shares entitled to vote) cannot be obtained, an adjournment or adjournments of the meeting may be sought by the Board of Directors. In the event that a quorum is present at the meeting but sufficient votes to approve a particular Proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment would require the affirmative vote of the holders of a majority of the shares of the Fund present at the meeting or any adjournment thereof, in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any matter in favor of such an adjournment and will vote those proxies required to be voted AGAINST any matter that comes before the meeting against any such adjournment.

     The proxy may be revoked at any time prior to the voting thereof by: (i) written instructions addressed to the Secretary of the Fund at One World Financial Center, New York, New York 10281; (ii) attendance at the meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted).

     It is anticipated that proxy solicitation will be made principally by mail, although employees of Quest for Value Advisors may, without special compensation, contact shareholders by telephone or wire. Arrangements have been made with brokers and custodians, nominees and fiduciaries to send proxy material to beneficial owners. In addition, Quest for Value Advisors has retained D. F. King & Co., Inc. to assist in the solicitation of proxies primarily by contacting shareholders by telephone and telegram. The expenses of the solicitation and meeting will be shared by Quest for Value Advisors and Oppenheimer Management Corporation.

     To the knowledge of the Fund, the following shareholders held as beneficial or record owners 5% or more of each specified class of shares of the Fund as of the record date:


  Number and Class of Shares
      Beneficially Owned        Name and Address        Percentage of Class
      ------------------        ----------------        -------------------








The officers and Directors of the Fund, as a group, owned beneficially less than 1% of the shares of any class of the Fund as of the record date.


                       Summary of the Proposed Transaction

     Oppenheimer Capital formed its subsidiary Quest for Value Advisors to offer its institutional investment advisory services to the retail market. Its flagship fund, the Quest for Value Fund, Inc., was established in 1980. Since that time, Quest for Value Advisors has steadily added to its product line through the development of new funds and by acquisitions. Quest for Value Distributors has marketed these products through an expanding network of third party broker dealers and with an emphasis on the retirement market. Although Oppenheimer Capital is proud of the performance of its mutual fund products and the benefits they have brought to shareholders, it is increasingly difficult for a relatively small mutual fund operation, with assets under $10 billion, to compete in the current marketplace. Oppenheimer Capital and Quest for Value Advisors believe that the proposed transaction with Oppenheimer Management Corporation ("OMC") described in this Proxy Statement holds the potential for continued benefits for shareholders.

     Oppenheimer Capital, the parent of Quest for Value Advisors, the current Advisor to the Fund, in the course of a review of its business, recently concluded that it should concentrate on its core investment management business and not continue in the retail distribution of mutual funds. The retail mutual fund market requires significant assets per fund and in the aggregate for a mutual fund family to cover normal costs, significant capital, investment in new products and services, financing for Class B and Class C shares and sales support. Sometime after this determination was made, representatives of OMC approached Oppenheimer Capital about acquiring certain of its mutual fund assets. Representatives of OMC, Oppenheimer Capital Quest for Value Distributors and Quest for Value Advisors held meetings beginning in April 1995 and the parties negotiated the terms of an Acquisition Agreement (the "Acquisition Agreement") and related agreements. The Acquisition Agreement was executed by OMC, Oppenheimer Capital, Quest for Value Distributors and Quest for Value Advisors on August 17, 1995. It is proposed that, subject to approval by the shareholders of the Fund, and the satisfaction of certain other conditions, OMC become the investment adviser to the Fund and that a subsidiary of OMC, Oppenheimer Funds Distributor, Inc., become the Fund's general distributor, and enter into a distribution agreement with the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") and that OMC and Quest for Value Advisors enter into a Subadvisory Agreement with respect to the Fund, pursuant to which Quest for Value Advisors will continue to provide investment advisory services to the Fund. Accordingly, the portfolio of the Fund will continue to be managed by Quest for Value Advisors, although overall management, distribution and shareholder services will be provided by OMC and its subsidiaries. In this way, although the Fund will become part of the OppenheimerFunds, a much larger mutual fund group, there will be continuity of portfolio management.

     OMC and its subsidiaries are engaged principally in the business of managing, distributing and servicing registered investment companies. OMC owns all of the outstanding stock of Oppenheimer Funds Distributor, Inc., Shareholder Services, Inc. and Shareholder Financial Services, Inc. OMC is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), which is controlled Massachusetts Mutual Life Insurance Company ("MassMutual"), a mutual life insurance company located at 1295 State Street, Springfield, MA 01111, that also advises pension plans and investment companies. OAC acquired OMC on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of OMC, (ii) MassMutual and (iii) another investor.
No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851. It is the nation's twelfth largest life insurance company by assets and has an A.M. Best Co. rating of "A++".

     The common stock of OAC is divided into three classes. At June 30, 1995, MassMutual held (i) all of the 2,160,000 shares of Class A voting stock, (ii) 470,021 shares of Class B voting stock, and (iii) 940,067 shares of Class C non-voting stock. This collectively represented 81.3% of the voting power of OAC as of that date. Certain officers and/or directors of OMC held (i) 654,788 shares of the Class B voting stock, representing 14.9% of the outstanding common stock and 10.2% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 810,771 shares of Class C non-voting stock. That group includes persons who will serve as officers of the Fund if the poroposed transaction described in this Proxy Statement is consummated (Ms. Bridget A. Macaskill, Messrs. George C. Bowen, Andrew J. Donohue and Robert C. Doll, Jr) and one of whom (Ms. Bridget A. Macaskill) is a nominee to the Board of Directors of the Fund. Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of OMC). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price, according to a schedule that will commence on September 30, 1995. During the period commencing December 1, 1994 to date, Ms. Macaskill surrendered to OAC 20,000 stock appreciation rights issued in tandem with the Class B OAC options, for cash payments aggregating $1,375,800 (subject to adjustment of the formula price) by OAC or MassMutual to be made as follows: one-third of the amount due
(i) within 30 days of the transaction, (ii) by the first anniversary following the transaction (with interest), and (iii) by the second anniversary following the transaction (with interest).

     The principal executive officers and directors of OMC are as follows:  Jon
S. Fossel, Chairman of the Board, Chief Executive Officer and Director; Bridget
A. Macaskill, President and Director; Donald W. Spiro, Chairman Emeritus and Director; Robert G. Galli, Vice Chairman; James C. Swain, Vice Chairman of the Board and Director; Robert C. Doll, O. Leonard Darling and James Ruff, Executive Vice Presidents; Tilghman G. Pitts III, Executive Vice President and Director; Andrew J. Donohue, Executive Vice President and General Counsel; Kenneth C. Eich, Executive Vice President and Chief Financial Officer; George C. Bowen, Senior Vice President and Treasurer; Victor Babin, Robert A. Densen, Loretta McCarthy, Robert Patterson, Nancy Sperte, Arthur Steinmetz, Ralph Stillmacher, William L. Wilby and Robert B. Zack, Senior Vice Presidents. The business location of all such persons is Two World Trade Center, New York, NY except for Mr. Swain, who is located at OMC's office at 3410 S. Galena Street, Denver, Colorado 80231.

     Shareholders of the Fund are being asked to approve the new Investment Advisory Agreement with OMC and the new Subadvisory Agreement between OMC and Quest for Value Advisors. A favorable shareholder vote on Proposal 1 also will constitute a vote to approve the termination of the Fund's existing Investment Advisory Agreement with Quest for Value Advisors.

                     The Terms of the Acquisition Agreement


     The Acquisition Agreement contemplates the sale to OMC of substantially all the assets (the "Purchased Assets") of Quest for Value Advisors, Quest for Value Distributors and Oppenheimer Capital (collectively, the "Companies") relating to twelve Quest for Value mutual funds (the "Acquired Funds") and the assumption by OMC of certain liabilities of the Companies with respect to the Acquired Funds (the "Assumed Liabilities") (the foregoing is referred to as the "Acquisition"). OMC is not affiliated with the Companies. The Acquisition Agreement contemplates that six of the Acquired Funds will be reorganized with certain mutual funds currently advised by OMC (the "Reorganized Funds") and the remaining six Acquired Funds (including the Fund) will enter into investment advisory agreements with OMC (or its designee) and OMC (or its designee) will thereupon enter into subadvisory agreements with Quest for Value Advisors for the benefit of each such fund (the "Continuing Funds").

     The purchase price for the Purchased Assets will be calculated pursuant to the formula set forth on Exhibit A hereto. If the Acquisition had been consummated on July 31, 1995, Quest for Value Advisors estimates that the purchase price would have been approximately $50 million. The actual purchase price may be lower depending upon changes in the net asset value of the Acquired Funds.

     A condition to the obligation of OMC to close under the Acquisition Agreement (the "Closing") is the approval of the reorganizations of the Reorganized Funds and the approval of the investment advisory agreements and subadvisory agreements with the Continuing Funds by shareholders of the Acquired Funds that have in the aggregate at least 75% of the closing net assets of all Acquired Funds. A condition to the obligation of the Companies to close under the Acquisition Agreement is that the directors or trustees of the Continuing Funds and the Reorganized Funds have adopted a resolution that for a period of three years after the Acquisition Closing, at least 75% of the members of the board of each such fund will not be interested persons of the investment adviser or subadviser for such funds or interested persons of Quest for Value Advisors, the predecessor investment adviser, as to the Continuing Funds. The Acquisition Agreement sets forth certain other closing conditions.

     The Companies have each agreed pursuant to a Non Compete Agreement (the "Non Compete Agreement") not to sponsor, manage or distribute any open-end or closed-end management investment company registered under the 1940 Act or any similar law in Canada (except for certain identified investment companies or types of investment companies) and not to sell, underwrite or assist in the distribution of shares of any such funds for a period to end on the earlier of
(i) the third anniversary of the date on which there is no effective Subadvisory Agreement between OMC and Quest for Value Advisors or (ii) the eighth anniversary of the Closing. OMC and the Companies have agreed to indemnify the other party for certain liabilities.

                              PROPOSALS NO. 1 AND 2

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT WITH OPPENHEIMER MANAGEMENT CORPORATION AND NEW SUBADVISORY AGREEMENT BETWEEN OPPENHEIMER MANAGEMENT CORPORATION AND QUEST FOR VALUE ADVISORS

         The Proposed New Investment Advisory and Subadvisory Agreements

     If approved by the shareholders of the Fund, the new Investment Advisory Agreement (the "New Investment Advisory Agreement") and the new Subadvisory Agreement the ("New Subadvisory Agreement") will become effective at the Closing which is anticipated to be held promptly after the shareholders meeting. The following summary of the New Investment Advisory and New Subadvisory Agreements is qualified in its entirety by reference to the form of such agreements which are attached to this proxy statement as Exhibits B and C, respectively.

                            Services to be Performed

     Under the New Investment Advisory Agreement, OMC will act as the investment adviser for the Fund and will supervise the investment program of the Fund. Expenses not assumed by OMC under the New Investment Advisory Agreement or paid by Oppenheimer Funds Distributor, Inc. shall be paid by the Fund, including interest, taxes, brokerage commissions, insurance premiums, compensation and expenses of non-interested Directors, legal and audit expenses, transfer agent and custodian fees and expenses, registration fees, expenses of printing and mailing reports and proxy statements to shareholders and expenses of shareholders meetings and non-recurring expenses including litigation. The New Investment Advisory Agreement contains no expense limitation. However, independently of the New Investment Advisory Agreement, OMC has undertaken to reimburse the Fund to the extent that the total expenses of the Fund in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) exceed the most stringent state regulatory limitation application to the Fund. At present, that limitation is imposed by California and limits expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million and 1.5% of average annual net assets in excess of $100 million. The current Investment Advisory Agreement contains a similar expense limitation.

     The New Investment Advisory Agreement provides that OMC may enter into sub advisory agreements with other affiliated or unaffiliated registered investment advisers in order to obtain specialized services for the Fund provided that the Fund is not required to pay any additional fees for such services. The New Subadvisory Agreement provides that Quest for Value Advisors shall regularly provide investment advice with respect to the

Fund and continuously supervise the investment and reinvestment of cash, securities and the property comprising the assets of the Fund. Under the New Subadvisory Agreements, Quest for Value Advisors agrees not to change the Portfolio Manager of the Fund without the written approval of OMC and to provide assistance in the distribution and marketing of the Fund.

                          Advisory and Subadvisory Fees

     For the services and facilities to be provided by OMC under the New Investment Advisory Agreement the Fund will pay an annual fee, payable monthly, at the rate of .75% of the first $400 million of net assets, .70% of the next $400 million of net assets and .65% of net assets over $800 million. The existing advisory fee for the Fund is .75% of net assets with no breakpoints. Under the New Subadvisory Agreement, OMC will pay Quest for Value Advisors an annual fee payable monthly, based on the average daily net assets of the Fund, equal to 40% of the investment advisory fee collected by OMC from the Fund based on the total net assets of the Fund as of the effective date of the New Subadvisory Agreement (the "base amount") plus 30% of the investment advisory fee collected by OMC based on the total net assets of the Fund that exceed the base amount. On the record date, the net assets of the Fund were $ __________.

                             Limitation of Liability

     The New Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard for its obligations and duties under the New Investment Advisory Agreement, OMC will not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the New Investment Advisory Agreement relates. The existing Investment Advisory Agreement contains a similar provision. The New Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, Quest for Value Advisors shall not be liable to OMC for any act or omission in the course of or connected with rendering services under the New Subadvisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

                                   Termination

     The New Investment Advisory Agreement may be terminated by OMC or by a Fund at any time without penalty upon 60 days written notice to the other party. Termination by a Fund must be approved by the vote of a majority of the Directors or by vote of a majority of the outstanding shares of the Fund. The New Investment Advisory Agreement will terminate in the event of an "assignment," as required by the 1940 Act. The existing Investment Advisory Agreement contains a similar provision except that Quest for Value Advisors may terminate the agreement on 90 days' notice. The New Subadvisory Agreement contains similar provisions to the New Investment Advisory

Agreement with respect to termination in the event of an "assignment" and termination by the Fund.

     In addition, the New Subadvisory Agreement provides that if the agreement is terminated prior to the tenth anniversary thereof, OMC will be obligated to pay Quest for Value Advisors the subadvisory fee until the tenth anniversary unless the New Investment Advisory Agreement has been terminated or the New Subadvisory Agreement has been terminated upon the occurrence of any of the following events:

          (1) The Fund's performance ranks in the bottom quartile for two consecutive calendar years and earns a Morningstar, Inc. three year rating of less than three stars;

          (2) Quest for Value Advisors is disqualified from serving as an investment adviser to the Fund under Section 9(a) of the 1940 Act;

          (3) Quest for Value Advisors, Quest for Value Distributors, Oppenheimer Capital or persons under their control violate a material provision of the Non Compete Agreement; or

          (4) Quest for Value Advisors breaches a material provision of the New Sub Advisory Agreement.

                      Portfolio Transactions and Brokerage

     The New Investment Advisory Agreement contains provisions relating to the selection of broker-dealers ("brokers") for the Fund's portfolio transactions. OMC and any Subadvisor may use such brokers as may, in its best judgment based on all relevant factors, implement the policy of the Fund to achieve best execution of portfolio transactions. While OMC need not seek advance competitive bidding or base its selection on posted rates, it is expected to be aware of the current rates of most eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board and the provisions of the New Investment Advisory Agreement.

     The New Investment Advisory Agreement also provides that, consistent with obtaining the best execution of the Fund's portfolio transactions, OMC and any Subadvisor, in the interest of the Fund, may select brokers (other than affiliated brokers), because they provide brokerage and/or research services to the Fund and/or other accounts of OMC or any Subadvisor. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by OMC or any Subadvisor that the commissions are reasonable in relation to the services provided, viewed either in terms of that transaction or OMC's or any Subadvisor's overall responsibilities to all its accounts. No specific dollar value need be put on the services, some of which may or may not be used by OMC or any Subadvisor for the benefit of the Fund or other of its advisory clients. To show that the determinations were made in good faith, OMC or any Subadvisor must be prepared to show that the amount of such commissions paid over a representative period selected by the Board was reasonable in relation to the benefits to the Fund. The New Investment Advisory Agreement recognizes that an affiliated broker-dealer may act as one of the regular brokers for the Fund provided that any commissions paid to such broker are calculated in accordance with procedures adopted by the Fund's Board under applicable SEC rules. The existing Investment Advisory Agreement contains similar provisions.

     The New Subadvisory Agreement permits Quest for Value Advisors to enter into "soft dollar" arrangements through the agency of third parties to obtain services for the Fund. Pursuant to these arrangements, Quest for Value Advisors will undertake to place brokerage business with broker-dealers who pay third parties that provide services. Any such "soft dollar" arrangements will be made in accordance with policies adopted by the Board of the Fund and in compliance with applicable law.

    The Existing Investment Advisory Agreement with Quest for Value Advisors

     Quest for Value Advisors provides investment advisory and management services to the Fund pursuant to an Investment Advisory Agreement dated June 21, 1990. The existing Investment Advisory Agreement was renewed most recently by the Board of Directors of the Fund, including a majority of the non-interested Directors, for a period of one year on October 25, 1994. The shareholders of the Fund approved the existing Investment Advisory Agreement at a meeting held on January 13, 1992.

     The advisory fees accrued or paid to Quest for Value Advisors with respect to the Fund for the fiscal year ended November 30, 1994 was $1,166,949, of which $15,349 was waived voluntarily by Quest for Value Advisors.

     The following tables compare current and pro forma fees based on assets and expenses for the six months ended May 31, 1995 and for the fiscal year ended November 30, 1994. The pro forma fees are those estimated to be incurred under the New Investment Advisory Agreement, 12b-1 plans and other agreements if the proposed transaction is consummated.

Period:  Six months ended May 31, 1995                            Current
SUMMARY OF FUND EXPENSES
                                            CLASS OF SHARES:    A        B       C
                                                              ---      ---     ---
SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Load Imposed on Purchase (as a % of
offering price)  . . . . . . . . . . . . . . . . . . . . . .   5.50%   none    none
Maximum Deferred Sales Load(1)   . . . . . . . . . . . . . .   none    5.00%   1.00%
Maximum Sales Load Imposed On Reinvested Dividends   . . . .   none    none    none
Redemption Fee   . . . . . . . . . . . . . . . . . . . . . .   none    none    none
Exchange Fee   . . . . . . . . . . . . . . . . . . . . . . .   $5.00   $5.00   $5.00
ANNUAL FUND OPERATING EXPENSES (AS % OF AVERAGE NET ASSETS)
Management Fee   . . . . . . . . . . . . . . . . . . . . . .    .75%    .75%    .75%
12b-1 Fee (including service fees of .25%)   . . . . . . . .    .50%   1.00%   1.00%
Other Expenses (2)   . . . . . . . . . . . . . . . . . . . .    .62%    .69%    .78%
                                                                ----    ----    ----
TOTAL FUND OPERATING EXPENSES  . . . . . . . . . . . . . . .   1.87%   2.44%   2.53%
                                                               -----   -----   -----
                                                               -----   -----   -----

(1) Purchases of Class A shares of $1 million or more are not subject to front-end sales charges but a contingent deferred sales charge of 1% is imposed if the shares are redeemed within the first 12 months after the end of the calendar month of their purchase.
(2)  Includes administration fee of .25% of average net assets.


                                                                   Pro Forma

SUMMARY OF FUND EXPENSES
                                            CLASS OF SHARES:      A        B       C
                                                                ---      ---     ---
SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Load Imposed on Purchase (as a % of
offering price) (1)  . . . . . . . . . . . . . . . . . . . .   5.75%   none    none
Maximum Deferred Sales Load(1)   . . . . . . . . . . . . . .   none    5.00%   1.00%
Maximum Sales Load Imposed On Reinvested Dividends   . . . .   none    none    none
Redemption Fee   . . . . . . . . . . . . . . . . . . . . . .   none    none    none
Exchange Fee   . . . . . . . . . . . . . . . . . . . . . . .   none    none    none
ANNUAL FUND OPERATING EXPENSES (AS % OF AVERAGE NET ASSETS)
Management Fee   . . . . . . . . . . . . . . . . . . . . . .    .75%    .75%    .75%
12b-1 Fee (including service fees of .25%)   . . . . . . . .    .50%   1.00%   1.00%
Other Expenses(2)  . . . . . . . . . . . . . . . . . . . . .    .62%    .69%    .78%
                                                                ----    ----    ----
TOTAL FUND OPERATING EXPENSES  . . . . . . . . . . . . . . .   1.87%   2.44%   2.53%
                                                               -----   -----   -----
                                                               -----   -----   -----

(1) Purchases of Class A shares of $1 million or more will not be subject to front-end sales charges but a contingent deferred sales charge of 1% will be imposed if the shares are redeemed within the first 18 months after the end of the calendar month of their purchase.
(2)  Includes administration fee of .25% of average net assets.

                                     CURRENT

EXAMPLE 1: YOU WOULD PAY THE FOLLOWINGEXPENSES OVER THE INDICATED PERIODS IN THE FUND ON A $1,000 INVESTMENT ASSUMING (a)PAYMENT OF THE MAXIMUM SALES CHARGE, (b) A5% ANNUAL RETURN, AND (c)RETENTION OF SHARES AT THEEND OF THE TIME PERIOD. 10-YEAR FIGURES FOR CLASS B SHARES ASSUME CONVERSION TO CLASS A SHARES AFTER EIGHT YEARS.


                                                                  A        B       C
1 Year  . . . . . . . . . . . . . . . . . . . . . . . . . .    72.95   24.71   25.61
3 Years . . . . . . . . . . . . . . . . . . . . . . . . . .   110.55   76.05   78.75
5 Years . . . . . . . . . . . . . . . . . . . . . . . . . .   150.54  130.05  134.55
10 Years  . . . . . . . . . . . . . . . . . . . . . . . . .   262.00  263.58  286.55

EXAMPLE 2: YOU WOULD PAY THE FOLLOWING EXPENSES OVER THE INDICATED PERIODS IN THE FUND ON A $1,000 INVESTMENT ASSUMING (a) PAYMENT OF THE MAXIMUM SALES CHARGE, (b) A 5%ANNUAL RETURN, AND (c) REDEMPTION ATTHE END OF THE TIME PERIOD. 10-YEAR FIGURES FOR CLASS B SHARES ASSUME CONVERSION TO CLASS A SHARES AFTER EIGHT YEARS.

                                                                  A        B       C
1 Year  . . . . . . . . . . . . . . . . . . . . . . . . . .    72.95   74.71   35.61
3 Years . . . . . . . . . . . . . . . . . . . . . . . . . .   110.55  106.05   78.75
5 Years . . . . . . . . . . . . . . . . . . . . . . . . . .   150.54  150.05  134.55
10 Years  . . . . . . . . . . . . . . . . . . . . . . . . .   262.00  263.58  286.55

                                   PRO FORMA

EXAMPLE1: YOU WOULD PAY THE FOLLOWING EXPENSES OVER THE INDICATED PERIODS IN THE FUNDON A $1,000 INVESTMENT ASSUMING (a) PAYMENT OF THE MAXIMUM SALES CHARGE, (b) A5% ANNUAL RETURN, AND (c) RETENTION OF SHARES AT THE END OF THE TIME PERIOD. 10-YEAR FIGURES FOR CLASS B SHARES ASSUME CONVERSION TO CLASS A SHARES AFTER SIX YEARS.

                                                                A        B       C
1 Year  . . . . . . . . . . . . . . . . . . . . . . . . . .    75.40   24.71   25.61
3 Years . . . . . . . . . . . . . . . . . . . . . . . . . .   112.90   76.05   78.75
5 Years . . . . . . . . . . . . . . . . . . . . . . . . . .   152.78  130.05  134.55
10 Years  . . . . . . . . . . . . . . . . . . . . . . . . .   263.94  250.74  286.55

EXAMPLE 2: YOU WOULD PAY THE FOLLOWING EXPENSES OVER THE INDICATED PERIODS IN EACH OF THE FUNDS ON A $1,000 INVESTMENT ASSUMING (a) PAYMENT OF THE MAXIMUM SALES CHARGE, (b) A 5% ANNUAL RETURN, AND (c) REDEMPTION AT THE END OF THE TIME PERIOD. 10-YEAR FIGURES FOR CLASS B SHARES ASSUME CONVERSION TO CLASS A SHARES AFTER SIX YEARS.

                                                                 A       B       C
1 Year  . . . . . . . . . . . . . . . . . . . . . . . . . .    75.40   74.71   35.61
3 Years . . . . . . . . . . . . . . . . . . . . . . . . . .   112.90  106.05   78.75
5 Years . . . . . . . . . . . . . . . . . . . . . . . . . .   152.78  150.05  134.55
10 Years  . . . . . . . . . . . . . . . . . . . . . . . . .   263.94  250.74  286.55


Period:  Fiscal Year Ended November 30, 1994                                Current
SUMMARY OF FUND EXPENSES
                                            CLASS OF SHARES:      A       B       C
                                                                ---     ---     ---
SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Load Imposed on Purchase (as a % of
offering price)  . . . . . . . . . . . . . . . . . . . . . .   5.50%   none    none
Maximum Deferred Sales Load(1)   . . . . . . . . . . . . . .   none    5.00%   1.00%
Maximum Sales Load Imposed On Reinvested Dividends   . . . .   none    none    none
Redemption Fee   . . . . . . . . . . . . . . . . . . . . . .   none    none    none
Exchange Fee   . . . . . . . . . . . . . . . . . . . . . . .   $5.00   $5.00   $5.00
ANNUAL FUND OPERATING EXPENSES (AS % OF AVERAGE NET ASSETS)
Management Fee   . . . . . . . . . . . . . . . . . . . . . .    .75%    .75%    .75%
12b-1 Fee (including service fees of .25%)   . . . . . . . .    .50%   1.00%   1.00%
Other Expenses   . . . . . . . . . . . . . . . . . . . . . .    .68%    .76%    .91%
                                                                ----    ----    ----
TOTAL FUND OPERATING EXPENSES  . . . . . . . . . . . . . . .   1.93%   2.51%   2.66%
                                                               -----   -----   -----
                                                               -----   -----   -----

(1) Purchases of Class A shares of $1 million or more are not subject to front-end sales charges but a contingent deferred sales charge of 1% is imposed if the shares are redeemed within the first 12 months after the end of the calendar month of their purchase.
(2) Includes administration fee of .25% of average net assets. During the fiscal year ended November 30, 1994, Quest for Value Advisors waived a portion of its fee. The expenses set forth above reflect what the expenses of the Fund would have been if Quest for Value Advisors had not waived a portion of its fees.


                                                                         Pro Forma

                 SUMMARY OF FUND EXPENSES
                                            CLASS OF SHARES:      A       B       C
                                                                ---     ---     ---
SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Load Imposed on Purchase (as a % of
offering price)  . . . . . . . . . . . . . . . . . . . . . .   5.75%   none    none
Maximum Deferred Sales Load(1)   . . . . . . . . . . . . . .   none    5.00%   1.00%
Maximum Sales Load Imposed On Reinvested Dividends   . . . .   none    none    none
Redemption Fee   . . . . . . . . . . . . . . . . . . . . . .   none    none    none
Exchange Fee   . . . . . . . . . . . . . . . . . . . . . . .   none    none    none
ANNUAL FUND OPERATING EXPENSES (AS % OF AVERAGE NET ASSETS)
Management Fee (2)   . . . . . . . . . . . . . . . . . . . .    .75%    .75%    .75%
12b-1 Fee (including service fees of .25%) (4)   . . . . . .    .50%   1.00%   1.00%
Other Expenses   . . . . . . . . . . . . . . . . . . . . . .    .68%    .75%    .91%
TOTAL FUND OPERATING EXPENSES  . . . . . . . . . . . . . . .   1.93%   2.51%   2.66%

(1) Purchase of Class A shares of $1 million or more will not be subject to front-end sales charges but a contingent deferred sale scharge of 1% will be imposed if the shares are redeemed within the first 18 months after the end of the calendar month of their purchase.
(2)  Includes administration fee of .25% of average net assets.

                                     CURRENT

EXAMPLE 1: YOU WOULD PAY THE FOLLOWING EXPENSES OVER THE INDICATED PERIODS IN THE FUND ON A $1,000 INVESTMENT ASSUMING (a) PAYMENT OF THE MAXIMUM SALES CHARGE, (b) A 5% ANNUAL RETURN, AND (c) RETENTION OF SHARES AT THE END OF THE TIME PERIOD. 10-YEAR FIGURES FOR CLASS B SHARES ASSUME CONVERSION TO CLASS A SHARES AFTER EIGHT YEARS.


                                                                   A       B       C
1 Year  . . . . . . . . . . . . . . . . . . . . . . . . . .    73.52   25.41   26.91
3 Years . . . . . . . . . . . . . . . . . . . . . . . . . .   112.28   78.15   82.64
5 Years . . . . . . . . . . . . . . . . . . . . . . . . . .   153.46  133.55  141.01
10 Years  . . . . . . . . . . . . . . . . . . . . . . . . .   267.98  270.38  299.30

EXAMPLE 2: YOU WOULD PAY THE FOLLOWING EXPENSES OVER THE INDICATED PERIODS
IN THE FUND ON A $1,000 INVESTMENT ASSUMING (a) PAYMENT OF THE MAXIMUM SALES CHARGE, (b) A 5% ANNUAL RETURN, AND (c) REDEMPTION AT THE END OF THE TIME PERIOD. 10-YEAR FIGURES FOR CLASS B SHARES ASSUME CONVERSION TO CLASS A SHARES AFTER EIGHT YEARS.

                                                                 A       B       C
1 Year  . . . . . . . . . . . . . . . . . . . . . . . . . .    73.52   75.41   36.91
3 Years . . . . . . . . . . . . . . . . . . . . . . . . . .   112.28  108.15   82.64
5 Years . . . . . . . . . . . . . . . . . . . . . . . . . .   153.46  153.55  141.01
10 Years  . . . . . . . . . . . . . . . . . . . . . . . . .   267.98  270.38  299.30


                                    PRO FORMA

EXAMPLE 1: YOU WOULD PAY THE FOLLOWING EXPENSES OVER THE INDICATED PERIODS IN EACH OF THE FUNDS ON A $1,000 INVESTMENT ASSUMING (a) PAYMENT OF THE MAXIMUM SALES CHARGE, (b) A 5% ANNUAL RETURN, AND (c) RETENTION OF SHARES AT THE END OF THE TIME PERIOD. 10-YEAR FIGURES FOR CLASS B SHARES ASSUME CONVERSION TO CLASS A SHARES AFTER SIX YEARS.

                                                                  A       B       C
1 Year  . . . . . . . . . . . . . . . . . . . . . . . . . .    75.97   25.41   26.91
3 Years . . . . . . . . . . . . . . . . . . . . . . . . . .   114.63   78.15   82.64
5 Years . . . . . . . . . . . . . . . . . . . . . . . . . .   155.69  133.55  141.01
10 Years  . . . . . . . . . . . . . . . . . . . . . . . . .   269.90  257.41  299.30

EXAMPLE 2: YOU WOULD PAY THE FOLLOWING EXPENSES OVER THE INDICATED PERIODS IN EACH OF THE FUNDS ON A $1,000 INVESTMENT ASSUMING (a) PAYMENT OF THE MAXIMUM SALES CHARGE, (b) A 5% ANNUAL RETURN, AND (c) REDEMPTION AT THE END OF THE TIME PERIOD. 10-YEAR FIGURES FOR CLASS B SHARES ASSUME CONVERSION TO CLASS A SHARES AFTER SIX YEARS.

                                                                  A       B       C
1 Year  . . . . . . . . . . . . . . . . . . . . . . . . . .    75.97   75.71   36.91
3 Years . . . . . . . . . . . . . . . . . . . . . . . . . .   114.63  108.15   82.64
5 Years . . . . . . . . . . . . . . . . . . . . . . . . . .   155.69  153.55  141.01
10 Years  . . . . . . . . . . . . . . . . . . . . . . . . .   269.90  257.41  299.30

     For the fiscal year ended November 30, 1994, Oppenheimer & Co, Inc., an affiliated broker-dealer of the Fund, was paid a total of $16,402 in brokerage commissions by the Fund, which amount was 2.89% of the Fund's total brokerage commissions during the period.

          Other Matters in Connection with or Subsequent to the Closing

     It is a condition to the closing of the Acquisition that the Fund enter into a transfer agency agreement with Shareholder Services, Inc. ("SSI"), a wholly owned subsidiary of OMC. The fees to be paid to SSI for transfer agency and dividend disbursing services are set at the same schedule as is currently in effect pursuant to the Transfer Agent Agreement between the Fund and State Street Bank and Trust Company. The Board of Directors of the Fund approved the terms of the proposed transfer agency agreement with SSI at a meeting held on June 22, 1995. It is expected that on or about the time of the Closing, the Fund will elect new officers and will appoint The Bank of New York as custodian. The Fund's current custodian is State Street Bank and Trust Company. The Transfer Agent Agreement and the Custodian Contract are not required to be approved by shareholders of the Fund.

                      Evaluation By The Board of Directors

     The Board of Directors has determined that continuity and efficiency of management services after the Acquisition can best be assured by approving the New Investment Advisory and Subadvisory Agreements on behalf of the Fund. The Board believes that the New Investment Advisory and Subadvisory Agreements will enable the Fund to obtain services of high quality at costs which they deem appropriate and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders.

     In evaluating the New Investment Advisory and Subadvisory Agreements, the Board of Directors requested and reviewed, with the assistance of independent legal counsel, materials furnished by OMC and Quest for Value Advisors. These materials included financial statements as well as other written information regarding OMC and its personnel, operations, and financial condition. The Board also reviewed the same type of information about Quest for Value Advisors. The Board also retained Management Practice, Inc., an independent consultant, to provide data on comparable advisory fee structures. Consideration was given to comparative information concerning other mutual funds with similar investment objectives including information prepared by Lipper Analytical Services, Inc. Attached to this Proxy Statement as Exhibit D is a list of other funds managed by OMC that have similar investment objectives to those of the Fund, their net assets and the rate of the advisory fee paid to OMC. The Board of Directors also reviewed and discussed the terms and provisions of the New Investment Advisory and Sub - advisory Agreements and compared them to the existing management arrangements as well as the management arrangements of other mutual funds, particularly with respect to the allocation of various types of expenses, levels of fees and resulting expense ratios.

The Board evaluated the nature and extent of services provided by other investment advisers to their respective funds and also considered the benefits OMC would obtain from its relationship with the Fund and the economies of scale in costs and expenses to OMC associated with its providing such services.

     The Board of Directors also considered the terms of the Acquisition Agreement and the possible effects of the Acquisition upon OMC and its ability to provide services to the Fund. In this regard, in May and July 1995, the non-interested Directors visited OMC's offices in New York to meet with OMC's senior executives and Board members of the OppenheimerFunds and in August 1995 the non-interested Directors visited Shareholder Services, Inc's. offices in Denver, Colorado, to assess in person OMC's and its subsidiaries' capabilities and facilities. All the non-interested Directors participated in such visits. The Board evaluated such factors as OMC's experience in providing various financial services to investment companies, its experience in the investment company business, its distribution and shareholder servicing capabilities and its reputation, integrity, financial responsibility and stability. The Board also considered the following factors in determining to approve the New Investment Advisory Agreement: shareholders of the Fund would be able to exchange their shares after the Closing for a wider variety of portfolios within the OppenheimerFunds family than are currently available to shareholders of the Fund within the Quest family; the annual operating expenses of the Fund on a pro forma basis are no higher than what Fund's expenses for the most recent fiscal year ended November 30, 1994 would have been if Quest for Value Advisors had not voluntarily waived a portion of its advisory fee and the Fund's expenses for the six month period ended May 31, 1995; Class B shareholders would benefit from the earlier conversion (after six years rather than after eight years) to Class A shares that have a lower asset based sales charge; and breakpoints were established at the request of the Board in the advisory fee to be paid to OMC. The Board of Directors determined that OMC's assumption of the investment management function for the Fund would in all likelihood offer the Fund continued effective advisory services and capabilities.

     The Board of Directors was advised by OMC that currently it was not recommending changes in the Fund's investment objectives and policies. The Board also noted the assurances it received from OMC that it is adequately capitalized to enable it to provide high quality investment management services.


     Based upon its review, the Board of Directors concluded that the terms of the New Investment Advisory and Subadvisory Agreements are reasonable, fair and in the best interests of the Fund and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, the Board concluded that retaining OMC to serve as investment adviser and Quest for Value Advisors as Subadvisor to the Fund after the Acquisition is desirable and in the best interests of the Fund and its shareholders.

                                  Vote Required

     As provided under the 1940 Act, approval of the New Investment Advisory and Subadvisory Agreements will require the vote of a majority of the outstanding shares of the Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of an investment company (or a series thereof) means the vote, at a duly-called annual or special meeting of shareholders, of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of such company or series are present or represented by proxy, or of more than 50% of the total outstanding shares of such company or series, whichever is less.

THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT INTERESTED PERSONS OF QUEST FOR VALUE ADVISORS OR OPPENHEIMER MANAGEMENT CORPORATION OR THEIR AFFILIATES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT WITH OPPENHEIMER MANAGEMENT CORPORATION AND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE SUBADVISORY AGREEMENT BETWEEN OPPENHEIMER MANAGEMENT CORPORATION AND QUEST FOR VALUE ADVISORS WITH RESPECT TO THE FUND.

                                 PROPOSAL NO. 3

                    APPROVAL OF NEW ADMINISTRATION AGREEMENT
                    WITH OPPENHEIMER MANAGEMENT CORPORATION

     It is proposed that the Fund enter into an Administration Agreement (the "New Administration Agreement") with OMC. If approved by the shareholders of the Fund, the New Administration Agreement will become effective at the Closing and the existing Administration Agreement with Quest for Value Advisors will terminate. The Acquisition is conditioned upon approval of the New Administration Agreement. The following summary of the New Administration Agreement is qualified in its entirety by reference to the form of such agreement which is attached to this Proxy Statement as Exhibit E.

                            Services to be Performed

     The New Administration Agreement provides that OMC will perform all of the corporate administrative duties commonly associated with the day-to-day functioning of an investment company, including compliance with the 1940 Act and the rules and regulations thereunder; applicable provisions of other Federal and state laws (including the Internal Revenue Code); provisions of the Fund's Articles of Incorporation and By-laws; policies and determinations of the Fund's Board of Directors; and the Fund's investment objectives, policies and restrictions. OMC will also provide office facilities and personnel adequate to perform the following services for the Fund: (1) determine and publish the

Fund's net asset value in accordance with its policies as adopted from time to time by the Board of Directors (2) compile and maintain the books and records of the Fund required by Rule 31a-1 under the Investment Company Act of 1940; (3) prepare the Fund's proxy statements and semi-annual and annual reports to shareholders; (4) prepare financial information for the Fund's reports to the Securities and Exchange Commission and (5) respond to or refer to the Fund's officers and transfer agent, shareholders' inquiries relating to the Fund.

     OMC will pay the compensation of its officers and employee who perform the above described functions on behalf of the Fund. It also will provide the Fund with office space and equipment, clerical and bookkeeping services and telephone service, heat, light, power and other utilities. OMC will pay for the services of personnel in connection with the pricing of the Fund's shares and the preparation of preparation of prospectuses, proxy statements and reports required to be filed with the Federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of OMC, necessary or desirable). The existing Administration Agreement contains similar provisions as to the services provided.

                               Administration Fees

     In return for the administrative services to be provided and expenses to be assumed under the New Administration Agreement, the Fund will pay OMC an annual fee at the rate of .25% of its average daily net assets, which is the same fee that is in effect under the existing Administration Agreement.

                            Limitation of Liability

     The New Administration Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard for its obligations and duties under the New Administration Agreement, OMC will not be liable for to the Fund or its shareholders for losses resulting from good faith errors or omissions in the course of rendering services. The existing Administration Agreement contains a similar provision.

                                  Termination

     The New Administration Agreement may be terminated by OMC at any time upon 120 days notice to the Fund and by the Fund at any time upon 60 days notice to OMC. Termination by the Fund must be approved by the vote of a majority of the Board of Directors of the Fund or by vote of a majority of the outstanding shares of the Fund. The New Administration Agreement will terminate in the event of an "assignment, " as required by the 1940 Act. The existing Administration Agreement contains similar provisions with respect to termination.

       The Existing Administration Agreement with Quest for Value Advisors

     The existing Administration Agreement was renewed most recently by the Board of Directors of the Fund, including a majority of the independent Directors, for a period of one year, at a meeting build on October 25, 1994.
The shareholders of the Fund approved the existing Administration Agreement at a meeting held on January 13, 1992. The administration fee accrued or paid by the Fund to Quest for Value Advisors under the existing Administration Agreement was $388,983 for the fiscal year ended November 30, 1994.

                               Evaluation By the
                               Board of Directors

     In considering whether or not to approve the New Administration Agreement, the Board of Directors reviewed the terms of the agreement as well as material furnished by OMC. The Board considered the nature and scope of services to be rendered, the quality of OMC's personnel and servicing and the appropriateness of the fees that are proposed to be paid under the New Administration Agreement.

     Based upon its review the Board of Directors concluded that the terms of the New Administration Agreement are reasonable, fair and in the best interest of the Fund and its shareholders and that the fees provided therein are fair and reasonable in light of the usually and customary charges made by others for services of the same nature and quality. Accordingly, the Board of Directors concluded that retaining OMC to serve as administrator to the Fund after the Closing is desirable and in the best interest of the Fund and its shareholders.

     Vote Required

     Approval of the New Administration Agreement will require the vote of "a majority of the outstanding voting securities" of the Fund as defined in the next to last paragraph of Proposal No. 1 and 2 of this Proxy Statement.

THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT INTERESTED PERSONS OF QUEST FOR VALUE ADVISORS OR OPPENHEIMER MANAGEMENT CORPORATION OR THEIR AFFILIATES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE NEW ADMINISTRATION AGREEMENT WITH OPPENHEIMER MANAGEMENT CORPORATION.

                                 PROPOSAL NO. 4

            APPROVAL OF NEW DISTRIBUTION PLANS FOR CLASS A, CLASS B
                               AND CLASS C SHARES

     It is proposed that the Fund enter into an Amended and Restated Distribution and Service Plan and Agreement (a "Plan") with Oppenheimer Funds Distributor, Inc. with respect to each Class of shares (the "New Plans"). The Plan for Class A shares is attached as Exhibit F; the Plan for Class B shares is attached as Exhibit G; and the Plan for Class C shares is attached as Exhibit H to this Proxy Statement. The New Plans were approved on June 22, 1995 by the Directors, including the non-interested Directors, subject to the approval by the shareholders. Shareholders of each Class of shares will vote separately on the approval of the Plan with respect to that class. The following is a summary of the terms of the New Plans.

     If the New Plans are approved by shareholders, the Plans will become effective at the Closing and the corresponding current distribution plans ("Current Plans") with Quest for Value Distributors will terminate. The Acquisition is conditioned upon approval of the New Plans by shareholders that have in the aggregate at least 75% of the closing net assets of all Acquired Funds.

     The fees payable by each class of shares of the Fund under the New Plans will be at the same rate as is provided in the Current Plans. The fees under each New Plan will consist of a service fee at the annual rate of .25% of the average net assets of each class of the shares of the Fund and a distribution fee which will be at the annual rate of .25% of the average net assets of Class A shares and at the annual rate of .75% of the average net assets of Class B and Class C shares of the Fund.

     Oppenheimer Funds Distributor, Inc. will be authorized under the New Plans to pay broker dealers, banks or other entities (the "Recipients") that render assistance in the distribution of shares or provide administrative support with respect to shares held by customers. The service fee payments made under the Plans will compensate Oppenheimer Funds Distributor, Inc. and the Recipients for providing administrative support with respect to shareholder accounts. The distribution fee payments made under the Plans will compensate Oppenheimer Funds Distributor, Inc. and the Recipients for providing distribution assistance in connection with the sale of Fund shares.

     The New Plans provide that payments may be made by OMC or by Oppenheimer Funds Distributor, Inc. from its own resources or from borrowings. Like the Current Plans, the New Plans may not be amended to increase materially the amount of payments to be made without the approval of the relevant class of shareholders of the Fund.

     If the New Plans are approved by a separate vote of Class A, Class B and Class C shareholders, each Plan will remain in effect only if its continuance is specifically approved at least annually by the vote of both a majority of the Directors and a majority of the non-interested Directors who have no direct or indirect individual financial interest in the operation of the New Plans or any agreements related thereto (the "Qualified Directors"). The New Plans may be terminated at any time by vote of a majority of the Qualified Directors or by a vote of a majority of the relevant class of Shares of the Fund. In the event of such termination, the Board and the Qualified Directors shall determine whether Oppenheimer Funds Distributor, Inc. is entitled to payment by the Fund of all or a portion of the service fee and/or the distribution fee with respect to shares sold prior to the effective date of such termination.

     The service fee and the distribution fee payable under the New Plans, like the fees payable under the Current Plans, are subject to reduction or elimination under the limits imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD Rules"). The Plans are intended to comply with NASD Rules and Rule 12b-1 adopted under the 1940 Act. Rule 12b-1 requires that the selection and nomination of Directors who are not "interested persons" of the Fund be committed to the discretion of the Qualified Directors and that the Directors receive quarterly reports on the payments made under the Plans and the purposes for those payments.

                                The Current Plans

     Each existing 12b-1 Plan was reviewed most recently by the Board of Directors on October 25, 1994. At that meeting the Directors evaluated all information deemed reasonably necessary to make an informed determination that, in the exercise of their reasonable business judgment and in view of their fiduciary duties, there was a reasonable likelihood that continuation of each 12b-1 Plan would benefit the applicable class of shares of the Fund and its shareholders.

     For the fiscal year ended November 30, 1994, each class of shares accrued or paid the following fees under the current 12b-1 Plans both in the aggregate and as a percentage of average net assets:


     Class A             Class B             Class C
     -------             -------             -------
$742,304   .50%     $59,822   1.00%     $11,502   1.00%


     For the fiscal year ended November 30, 1994, Quest for Value Distributors paid $141,383 in distribution and service fees to Oppenheimer & Co., Inc., an affiliated broker-dealer, with respect to the Fund.

                     Current and Proposed Sales Arrangements

     Class A shares of the Fund are sold with an initial sales load except that purchases of Class A shares in the amount of $1 million or more are sold without an initial sales load but are subject to a contingent deferred sales charge ("CDSC") of 1% if the shares are redeemed within the first twelve months after the end of the calendar month of their purchase. Class B shares of the Fund are sold without an initial sales load but are subject to a maximum CDSC of 5.00% if redeemed within one year after the end of the calendar month of the purchase. The CDSC declines to 0 after the shares have been held for 6 years. Class C shares are sold without an initial sales load but are subject to a CDSC of 1% if the shares are redeemed within one year after the end of the calendar month in which they were purchased. Class B shares automatically convert to Class A shares of the Fund eight years after the end of the calendar month in which the shares were purchased. Class A shares of the Fund may be exchanged for Class A shares of any other Quest Fund, Class B shares of the Fund may be exchanged for Class B shares of any other Quest Fund and Class C shares may be exchanged for Class C shares of any other Quest Fund.

     After the Closing, the CDSC applicable to Class B and Class C shares of the Funds will remain the same. The maximum initial sales load applicable to purchases of less than $25,000 of Class A shares will be 5.75% rather than 5.50% and purchases of Class A shares in the amount of $1 million or more will not be charged an initial sales load but will be subject to a contingent deferred sales charge if the shares are redeemed within 18 months (rather than 12 months) after the end of the calendar month of their purchase.

     In addition, Class B shares will convert to Class A shares automatically after 6 years. Class A shares of the Fund may be exchanged for Class A shares of any Oppenheimer Fund, Class B shares of the Fund may be exchanged for Class B shares of any Oppenheimer Fund and Class C shares of the Fund may be exchanged for Class C shares of any Oppenheimer Fund. Any shareholders of the Fund who are entitled to purchase Class A shares at net asset value in accordance with the provisions of the Fund's prospectus will have the right, after the Closing, to purchase any Class A shares of the Acquired Funds at net asset value and will have the right to purchase any Class A shares of other OppenheimerFunds at net asset value as soon as the prospectus for each OppenheimerFund is updated to include such purchase provisions.

                      Evaluation by the Board of Directors

     The Directors, including the Qualified Directors, believe the adoption of a distribution plan under Rule 12b-1 is essential to and a part of the purpose of each class of Shares of the Fund in selling its Shares to those persons who wish to avail themselves of the services of a broker-dealer. In addition, the Directors believe past experience with the Current Plans has shown that maintaining a plan under Rule 12b-1 has been in the best interests of each Fund and its shareholders. In their deliberations, the Directors considered many pertinent factors such as the levels of fees prescribed by the Current

Plans and the New Plans. The Board also considered the potential benefit to the Fund of the proposed method of distribution through Oppenheimer Funds Distributor, Inc.; the potential conflicts of interest inherent in the use of Fund assets to pay for distribution expenses; the relationship of the fees under the New Plans to the overall cost structure of the Fund; and the potential benefits to existing shareholders of continued asset growth, including the potential to benefit from economies of scale.

Vote Required

     Approval of each New Plan for each class of Shares of the Fund will require the vote of a "majority of the outstanding voting securities" of that class of Shares of the Fund, as defined in the next to last paragraph of Proposals 1 and 2 of this Proxy Statement.

     THE DIRECTORS, INCLUDING THE QUALIFIED DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE NEW CLASS A PLAN, THE NEW CLASS B PLAN AND THE NEW CLASS C PLAN BE APPROVED BY SHAREHOLDERS OF EACH RESPECTIVE CLASS.

                                 PROPOSAL NO. 5

                              ELECTION OF DIRECTORS

     If Proposals 1,2, 3 and 4 are approved, proxies not indicating a contrary intention will be voted in favor of the election of the five persons named below as Directors, to hold office for an indefinite period and until their successors are elected and qualified.

     OMC, Quest for Value Advisors, Quest for Value Distributors and Oppenheimer Capital have agreed to comply and use all reasonable efforts to cause compliance with the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in pertinent part, that an investment adviser and its affiliates may receive any amount or benefit in connection with a sale of such investment adviser which results in an assignment of an investment advisory contract if (1) for a period of three years after the time of such event, 75% of the members of the board of directors of the investment company which it advises are not "interested persons" (as defined in the 1940 Act) of the new or old investment adviser, and
(2) during the two-year period after the date on which the transactions occurs, there is no "unfair burden" imposed on the investment company as a result of the transaction. For this purpose, "unfair burden" is defined to include any arrangement during the two-year period after the transactions whereby the investment adviser or predecessor or successor investment advisers, or any interested person of any such adviser, receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. No compensation arrangements of the types described above are contemplated in the proposed transaction. The composition of the Board of Directors of the Trust is presently in compliance with the 75% requirement and will continue to be so if all the nominees named in Proposal 4 are elected.

     The Board is recommending the election of four Directors who are currently Directors of the Fund and are not "interested persons" of OMC, Quest for Value Advisors, Quest for Value Distributors or Oppenheimer Capital and one Director, Bridget A. Macaskill, who is an "interested person" of OMC but not of Quest for Value Advisors. Joseph M. La Motta, who is currently the Chairman of the Board of the Fund, is not standing for re-election and, upon the Closing, will resign.

     Each nominee has consented to being named as a nominee in this Proxy Statement. Should any nominee become unable or unwilling to serve, the persons appointed as proxies shall vote for the election of such other person or persons as the Board of Directors of the Fund shall recommend. The Board of Directors has no reason to believe that any person nominated will be unable or unwilling to serve if elected to office.

     The following table shows the nominees who are standing for election and their principal occupation which, unless specific dates are shown, are of more than five years duration, although the titles held may not have been the same throughout. The table also shows how long the nominee has served on the Board of Directors of the Fund; if no date is shown, the nominee is standing for election for the first time at this Meeting.

                                   DIRECTOR
NAME, AGE AND ADDRESS                SINCE      PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------                -----      ----------------------------------------
Paul Y. Clinton                       1990      Director, External Affairs, Kravco Corporation, a
Age: 64                                         national real estate owner and property management
946 Morris Avenue                               corporation; formerly President of Essex Management
Bryn Mawr, PA 19010                             Corporation, a management consulting company;
                                                Trustee of Capital Cash Management Trust, Prime
                                                Cash Fund and Short Term Asset Reserves, each of
                                                which is a money-market fund; Director of Quest for
                                                Value Fund, Inc., Quest for Value Global Funds,
                                                Inc. and Quest Cash Reserves, Inc., Trustee of
                                                Quest for Value Accumulation Trust, and Quest for
                                                Value Family of Funds, all of which are open-end
                                                investment companies. Formerly a general partner
                                                of Capital Growth Fund, a venture capital
                                                partnership; formerly a general partner of Essex
                                                Limited Partnership, an investment partnership;
                                                formerly President of Geneve Corp., a venture
                                                capital fund; formerly


                                       25


                                                Chairman of Woodland Capital Corp.,
                                                a small business investment company;
                                                formerly Vice President of W.R. Grace & Co.


Thomas W. Courtney, C.F.A.            1990      Principal of Courtney Associates, Inc., a venture
Age: 61                                         capital firm; former General Partner of Trivest
P.O. Box 580                                    Venture Fund, a private venture capital fund;
Sewickley, PA 15143                             former President of Investment Counseling Federated
                                                Investors, Inc.; Trustee of Cash Assets Trust, a
                                                money market fund; Director of Quest Cash Reserves,
                                                Inc., Quest for Value Fund, Inc., and Quest for
                                                Value Global Funds, Inc., Trustee of Quest for
                                                Value Accumulation Trust and Quest for Value Family
                                                of Funds, all of which are open-end investment
                                                companies; former President of Boston Company
                                                Institutional Investors; Trustee of Hawaiian Tax-
                                                Free Trust and Tax Free Trust of Arizona, tax-
                                                exempt bond funds; Director of several privately
                                                owned corporations; former Director of Financial
                                                Analysts Federation.

Lacy B. Herrmann                      1990      President and Chairman of the Board of Aquila
Age: 66                                         Management Corporation (since 1984) and of Incap
380 Madison Avenue                              Management Corporation (since 1982), the sponsoring
Suite 2300                                      organizations and Administrator and/or Sub-Advisor
New York, NY 10017                              to the following open-end investment companies,
                                                and Chairman of the Board of Trustees and President
                                                of each: Churchill Cash Reserves Trust (since
                                                1985), Short Term Asset Reserves (since 1984), Cash
                                                Assets Trust (since 1984), U.S. Treasuries Cash
                                                Assets Trust (since 1988), Tax-Free Cash Assets
                                                Trust (since 1988), Prime Cash Fund (since 1982),
                                                Oxford Cash Management Fund (1982-1988) and Trinity
                                                Liquid Assets Trust (1982-1985), each of which is a
                                                money market fund, and of Churchill Tax-Free Fund
                                                of Kentucky (since 1986), Tax-Free Fund of Colorado
                                                (since 1986), Tax-Free Trust of Oregon (since
                                                1985), Tax-Free Fund of Arizona (since 1985), and
                                                Hawaiian Tax-Free

                                       26


                                                Trust (since 1984), each of which is a tax-free
                                                municipal bond fund; Vice President, Director,
                                                Secretary, and formerly Treasurer of Aquila
                                                Distributors, Inc. (since 1981), distributor
                                                of most of the above funds; President and Chairman
                                                of the Board of Trustees of Capital Cash Management
                                                Trust ("CCMT") a money market fund (since 1981) and
                                                an Officer and Trustee/Director of its predecessors
                                                (since 1974); President and Director of STCM
                                                Management Company, Inc., sponsor and Sub-Advisor
                                                to CCMT; General Partner of Tamarack Associates
                                                (1966-1984), a private investment partnership and
                                                Chairman of the Board and President of various of
                                                its subsidiaries through 1986. Director of Quest
                                                Cash Reserves, Inc., Quest for Value Fund, Inc.,
                                                and Quest for Value Global Funds, Inc., Trustee of
                                                Quest for Value Accumulation Trust, Quest for Value
                                                Family of Funds and The Saratoga Advantage Trust,
                                                each of which is an open-end investment company.

George Loft                           1990      Private Investor; Director of Quest Cash Reserves,
Age: 80                                         Inc., Quest for Value Fund, Inc.,. and Quest for
51 Herrick Road                                 Value Global Funds, Inc., Trustee of Quest for
Sharon, CT 06069                                Value Accumulation Trust, Quest for Value Family of
                                                Funds and The Saratoga Advantage Trust, all of
                                                which are open-end investment companies, and
                                                Director of Quest for Value Dual Purpose Fund,
                                                Inc., a closed-end investment company.

Bridget A. Macaskill                            President and Chief Operating Officer of
Age: 47                                         Oppenheimer Management Corporation since 1991;
Two World Trade Center                          prior thereto, Chief Operating Officer of OMC from
New York, NY 10048                              1989 to 1991 and Executive Vice President of OMC
                                                from 1987-1989. Vice President,  Director of
                                                Oppenheimer Acquisition Corp, Director of
                                                Oppenheimer Partnership Holdings, Inc., Chairman
                                                and a Director of Shareholder Services, Inc.
                                                Director of Main Street Advisers, Inc.,

                                       27

                                                Director of Harbourview Management
                                                Corporation, all of which are subsidiaries
                                                of OMC.


     If all five nominees are elected, four of the five Directors (over 75%) will not be "interested persons" of OMC, Quest for Value Advisors, Quest for Value Distributors or Oppenheimer Capital or any of their affiliates.

     As of August 15, 1995, each nominee for Director and the current officers and Directors of the Fund held shares of each specified class of the Fund as set forth below:


                                                                   Number of Shares   Number of Shares
                            Number of Shares   Number of Shares      as to which        as to which
                               as to which       as to which       owners have sole  owners have shared
                            owners have sole  owners have shared      investment         investment
Name                          voting power       voting power           power               power
----                          ------------       ------------           -----               -----
Paul Y. Clinton                     0                  0                  0                  0

Thomas W. Courtney                  0                  0                  0                  0

Lacy B. Herrmann                    0                  0                  0                  0

George Loft                        312               1,663               312               1,663
                                  Class A            Class A            Class A            Class A

Bridget A. Macaskill                0                  0                  0                  0

All current  officers
and directors as a                1,343              1,663              35,706             1,663
group                             Class A            Class A            Class A            Class A

     During the last fiscal year of the Fund the Board of Directors held four regular quarterly meetings and one special meeting. The Board of Directors audit committee, which consists of all Directors who are not "interested persons," held two meetings during the Fund's last fiscal year. That committee reviews audits, audit procedures, financial statements and other financial and operational matters of the Fund. The Board has neither a standing nominating committee nor a standing compensation committee. Each Trustee attended at least 75% of the meetings of the Board of Directors and the meetings held by the committee of the Board on which such Director served during the last fiscal year.

                            Remuneration of Directors

     Mr. La Motta and the officers of the Fund receive no salary from the Fund. The following table sets forth the aggregate compensation received from the Fund and Quest for Value Advisors' Fund Complex by the Fund's non-interested directors during the fiscal year ended November 30, 1994.



Name of Person        Aggregate    Pension or     Estimated        Total
                    Compensation   Retirement       Annual      Compensation
                      from the      Benefits       Benefits      from Fund
                        Fund       Accrued as        Upon         and Fund
                                  Part of Fund    Retirement      Complex
                                    Expenses
Paul Y. Clinton        $4,200         None          None         $68,100

Thomas W.               4,200         None          None          66,600
Courtney

Lacy B.                 4,200         None          None          67,350
Herrmann

George Loft             4,200         None          None          74,800

     Messrs. Clinton, Courtney and Herrmann earned directors fees with respect to 18 investment companies in Quest for Value Advisors' Fund Complex and the fees earned by Mr. Loft were with respect to 19 investment companies in the Complex. During such periods the non-interested Directors received fees from three investment companies for which they no longer serve as directors and which are no longer part of the Complex but for which Quest for Value Advisor currently serves as subadviser. In addition, during such periods, Mr. Clinton and Mr. Courtney each served as director with respect to three investment companies in the Complex for which they received no fees and Mr. Loft and Mr. Herrmann each served as director with respect to 10 investment companies in the Complex for which they received no fees. For the purpose of this paragraph, a portfolio of an investment company organized in series form is considered to be an investment company. Under the fee schedule in effect for the Complex, until a portfolio has net assets of $25 million, no Directors' fees are paid by that portfolio. When a portfolio has net assets of at least $25 million but not more than $50 million, the Directors, other than Mr. La Motta, are paid an annual fee of $1,750 plus $250 for each Directors meeting attended and $100 for each committee meeting attended. When a portfolio has net assets in excess of $50 million, the Directors, other than Mr. La Motta, are paid an annual fee of $3,500 plus $500 for each Directors meeting attended and $100 for each committee meeting attended. These fees are reduced when more than five funds managed by Quest for Value Advisors have net assets in excess of $50 million.

     The following table sets forth information about the current officers of the Fund who are not Directors.



Name and Age                       Principal Occupation During Past   Title with the Fund
                                   Five Years

                                       29



Bernard H. Garil                   President since 1994 and Chief     Vice President since 1991
Age: 55                            Operating Officer since 1990 of
                                   Quest for Value Advisors;
                                   Executive Vice President of
                                   Quest for Value Advisors from
                                   1990-1994.


Pierre Daviron                     Senior Vice President of           Vice  President  and   Portfolio
Age:  53                           Oppenheimer Capital and            Manager since 1994
                                   President and Chief Investment
                                   Officer of Oppenheimer Capital
                                   International, a division of
                                   Oppenheimer Capital, since
                                   August 1993; Chairman and Chief
                                   Executive Officer at InDosuez
                                   Gartmore Asset Management from
                                   1990-1993.

Richard Glasebrook                 Managing Director since 1994 and   Vice  President   and  Portfolio
Age: 47                            Senior Vice President from 1991    Manager since 1991
                                   to 1994 of Oppenheimer Capital;
                                   prior thereto, Partner and
                                   Portfolio Manager of Delafield
                                   Asset Management.

Sheldon M. Siegel                  Managing Director of Oppenheimer   Treasurer since 1990
Age: 53                            Capital

Deborah Kaback                     Senior Vice President since 1993   Secretary since 1992
Age: 44                            and Vice President from 1990 to
                                   1993 of Oppenheimer Capital

Leslie Klein                       Vice President of                  Assistant Treasurer since 1990
Age: 43                            Oppenheimer Capital

Thomas E. Duggan                   Managing Director and              Assistant Secretary since 1992
Age: 51                            General Counsel of
                                   Oppenheimer Capital


                                       30


Maria Camacho                      Assistant Vice  President  since   Assistant Secretary since 1995
Age:40                             1994 and  blue sky administrator
                                   of Oppenheimer Capital

     Upon the Closing, it is anticipated that the foregoing officers of the Fund will resign and that OMC will propose to the Directors that Bridget A. Macaskill be elected Chairman of the Board and President, that George Bowen be elected Treasurer, that Robert Doll be elected Vice President and that Andrew J. Donohue be elected Secretary. Information about Ms. Macaskill, who is a nominee for Director, is provided in the table on nominees. The address of all such proposed officers is Oppenheimer Management Corporation, 2 World Trade Center, NY, NY. The following table provides information about the other proposed officers:


    Name and Age                     Principal Occupation During Past Five Years
    ------------                     -------------------------------------------
George C. Bowen                  Senior Vice President and Treasurer of OMC; Vice President and
Age: 59                          Treasurer of Oppenheimer Funds Distributor, Inc., and Harbour View
                                 Asset Management Corporation; President, Treasurer and Director of
                                 Centennial Capital Corporation; Senior Vice President, Treasurer and
                                 Secretary of Shareholder Services, Inc.;  Vice President, Treasurer
                                 and Secretary of Shareholder Financial Services, Inc. and an officer of various Oppenheimer Funds.

Robert T. Doll                   Executive Vice President and Director of Equity Investments of OMC;
Age: 41                          officer of various Oppenheimer Funds.

Andrew J. Donohue                Executive Vice President and General Counsel of OMC and Oppenheimer
Age: 45                          Funds Distributor, Inc.; officer of various Oppenheimer Funds.


Vote Required

     A plurality of all the votes cast at the meeting, if a quorum is present at the meeting, is sufficient to elect the nominees. If Proposals 1, 2, 3 and 4 are not approved by the shareholders, no election of Directors will be held and the slate of officers first named above will continue in office.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO ELECT EACH OF THE NOMINEES

                                OTHER INFORMATION

The Current Advisor

     Quest for Value Advisors and Oppenheimer Capital are located at One World Financial Center, New York, New York, and all executive officers of the Advisor have business addresses at that location.

     The Advisor is a general partnership of which Oppenheimer Capital, an investment management firm, holds a 99% interest and Oppenheimer Financial Corp. holds a 1% interest. Oppenheimer Capital is a general partnership of which Oppenheimer Financial Corp., a holding company, holds a 33.0% interest and Oppenheimer Capital, L.P., a limited partnership of which Oppenheimer Financial Corp. is the sole general partner, holds a 67.0% interest. Oppenheimer Capital L.P. acquired a 32.3% interest in Oppenheimer Capital on July 9, 1987 for $99,032,000 in connection with a public offering of units of limited partnership interest in Oppenheimer Capital. L.P. (see Registration Statement No. 33-14364 and Amendments). Additional interests were acquired subsequently as a result of the issuance of units pursuant to the Restricted Unit and Restricted Option Plans. An additional interest of 33.6% in Oppenheimer Capital was acquired by Oppenheimer Capital, L.P. on April 23 and May 1, 1991 in connection with a public offering of 6.6 million units of limited partnership interest in Oppenheimer Capital, L.P. (see Registration Statement No. 33-39345 and Amendments). All such units were sold by Oppenheimer Financial Corp., which is owned by Oppenheimer Group, Inc. Oppenheimer & Co., L.P., an investment limited partnership, owns 100% of the common stock of Oppenheimer Group, Inc. Mr. La Motta is Chairman of the Advisor and President of Oppenheimer Capital, Executive Vice President of Oppenheimer & Co., Inc., and Director and Executive Vice President of Oppenheimer Financial Corp., Oppenheimer Group, Inc., and Oppenheimer Holdings, Inc.

     Mr. La Motta and Mr. Siegel both hold general partnership and limited partnership interests in Oppenheimer & Co., L.P.; Mr. Duggan and Mr. Garil hold limited partnership interests in Oppenheimer & Co., L.P.

               RECEIPT OF SHAREHOLDER PROPOSALS, QUORUM AND VOTING

     Under the proxy rules of the SEC, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy for a particular annual meeting. Those rules require that at the time the shareholder submits the proposal the shareholder be a record or beneficial owner of at least 1% or $1,000 in market value of securities entitled to be voted on the proposal and have held such securities for at least one year prior thereto, and continue to hold such shares through the date on which such meeting is held. Another of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the Fund's proxy material for the next annual meeting after the meeting to which this proxy statement relates must be received by the Fund not less than 120 days before the first anniversary of the date stated on the first page of this Proxy Statement relating to the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting.

     The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.

     Shareholders should be aware that under the law of the state in which the Fund is established, Maryland, corporations need hold no annual meetings of shareholders as long as there is no particular requirement under the Investment Company Act of 1940 which must be met by convening such a shareholders' meeting. As it is the intention of the Board of Directors not to hold annual shareholder meetings in the future unless required to do so under that Act, there can be no assurance that shareholder proposals validly submitted to the Fund will be acted upon at a regularly scheduled annual shareholders' meeting.

     Shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the proposals presented for shareholder approval including "broker non-votes") will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to any particular proposal, but will not be counted as a vote in favor of such proposal. Accordingly, an abstention from voting on a proposal has the same legal effect as a vote against the proposal. "Broker non votes" have the same legal effect as a vote against the proposal. "Broker non-votes" exist where a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter.

                            MAILING OF ANNUAL REPORT

     The Fund will furnish, without charge, a copy of its Annual Report for the year ended November 30, 1994 to a shareholder upon request. Such request should be made to Bernard H. Garil, Quest for Value Advisors, One World Financial Center, New York, NY 10281, or by calling 1-800-232-3863. The report will be sent by first class mail within three business days of the request.

                                 OTHER BUSINESS

     The management knows of no business other than the matters specified above which will be presented at the meeting. Inasmuch as matters not known at the time of the solicitation may come before the meeting, the proxy as solicited confers discretionary authority with respect to such matters as may properly come before the meeting and it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters.

                         By Order of the Board of Directors



                         DEBORAH KABACK
                         SECRETARY

                                    EXHIBIT A

The aggregate purchase price for the Purchased Assets and Assumed Liabilities will be an amount equal to the sum of (i) the Initial Purchase Payment (as hereinafter defined) payable in cash at the Closing, (ii) the aggregate amount of all unamortized prepaid commissions as of the business day immediately preceding the Acquisition Closing which relate to the Acquired Funds (excluding those with respect to Citibank, N.A.) payable in cash at the Closing, (iii) the amount payable by OMC in respect of the right, title and interest of Citibank, N.A. to certain commissions, (iv) the Deferred Purchase Payment (as hereinafter defined) and (v) the aggregate amount of the Assumed Liabilities.

The "Initial Purchase Payment" shall be an amount equal to the sum of (x) 225% of the Annualized Fee Amount (as hereinafter defined) of each Reorganized Fund and (y) 270% of the Annualized Fee Amount of each Continuing Fund (excluding the Quest for Value Officers Fund). The "Annualized Fee Amount" of an Acquired Fund shall equal the product of (i) such Acquired Fund's Closing Net Assets (as hereinafter defined) and (ii) the annual advisory fee payable to Quest for Value Advisors by such Acquired Fund at the rate indicated in the most recent prospectus for such Acquired Fund at the Closing (plus any applicable annual administrative fee). "Closing Net Assets" for an Acquired Fund shall mean the aggregate net asset value of such Acquired Fund as of the close of business on the last business date preceding the Closing.

The "Deferred Purchase Payment" shall be an amount equal to the aggregate amounts determined for all Reorganized Funds pursuant to the following formula: the Closing Payment (as hereinafter defined) times the Applicable Percentage (as hereinafter defined). The "Closing Payment" shall be the aggregate amount calculated for all Reorganized Funds pursuant to clause (x) of the Initial Purchase Payment formula. The "Applicable Percentage" shall be 100% if the Continuing Net Asset Percentage (as hereinafter defined) is 75% or more, 0% if the Continuing Net Asset Percentage is 50% or less and the percentage determined in accordance with the following formula if the Continuing Net Asset Percentage is between 75% and 50%: 100% - (4) (75% - Continuing Net Asset Percentage).
The "Continuing Net Asset Percentage" shall equal the percentage obtained by dividing the Anniversary Net Assets (as hereinafter defined) by the Closing Net Assets. The "Anniversary Net Assets" shall mean the most recently determined aggregate net asset values of all Reorganized Funds as of 8:00 p.m. on the first anniversary of the Closing of each account of the Reorganized Funds which are eligible to be included in Anniversary Net Assets in accordance with the principles set forth in the Acquisition Agreement.

                                                                       EXHIBIT B

                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, made the ____ day of October, 1995, by and between OPPENHEIMER/ QUEST FOR VALUE GLOBAL EQUITY FUND, INC., a Maryland corporation (hereinafter referred to as the "Company"), and OPPENHEIMER MANAGEMENT CORPORATION (hereinafter referred to as "OMC").

     WHEREAS, the Company is an open-end, diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940 (the "Investment Company Act"), and OMC is an investment adviser registered as such with the Commission under the Investment Advisors Act of 1940;

     WHEREAS, the Company desires that OMC shall act as its investment adviser with respect to each Series pursuant to this Agreement;

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, it is agreed by and between the parties, as follows:

     1.   GENERAL PROVISIONS:

          The Company hereby employs OMC and OMC hereby undertakes to act as the investment adviser of the Company in connection with and for the benefit of each Series, including any Series hereafter created and to perform for the Company such other duties and functions in connection with each Series for the period and on such terms as set forth in this Agreement. OMC shall, in all matters, give to the Company and its Board of Directors (the "Directors") the benefit of its best judgement, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Company to conform to (i) the provisions of the Investment Company Act and any rules or regulations thereunder; (ii) any other applicable provisions of state or Federal law; (iii) the provisions of the Certificate of Incorporation and By-Laws of the Company as amended from time to time; (iv) policies and determinations of the Directors; (v) the fundamental policies and investment restrictions of each Series as reflected in the registration statement of the Company under the Investment Company Act or as such policies may, from time to time, be amended and (vi) the Prospectus and Statement of Additional Information of each Series in effect from time to time. The appropriate officers and employees of OMC shall be available upon reasonable notice for consultation with any of the Directors and officers of the Company with respect to any matters dealing with the business and affairs of the Company including the valuation of portfolio securities of the Company which are either not registered for public sale or not traded on any securities market.

     2.   INVESTMENT MANAGEMENT:

          (a)  OMC shall, subject to the direction and control by the Directors,
(i) regularly provide investment advise and recommendations to the Company with respect to the investments, investment policies and the purchase and sale of securities for each Series; (ii) supervise continuously the investment program of each Series of the Company and the composition of its portfolio and determine what securities shall be purchased or sold by; and(iii) arrange, subject to the provisions of paragraph 7 hereof, for the purchase of securities and other investments for each Series of the Company and the sale of securities and other investments held in the portfolio of each Series.

          (b) Provided that the Company shall not be required to pay any compensation for services under this Agreement other than as provided by the terms of the Agreement and subject to the provisions of paragraph 7 hereof, OMC may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services including entering into sub-advisory agreements with other affiliated or unaffiliated registered investment advisors to obtain specialized services.

          (c) Provided that nothing herein shall be deemed to protect OMC from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under this Agreement, OMC shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Agreement relates.

          (d) Nothing in this Agreement shall prevent OMC or any entity controlling, controlled by or under common control with OMC or any officer thereof from acting as investment adviser for any other person, firm or corporation or in any way limit or restrict OMC or any of its directors, officers, stockholders or employees from buying, selling or trading any securities for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by OMC of its duties and obligations under this Agreement.

     3.   OTHER DUTIES OF OMC:

          OMC shall, at its own expense, provide and supervise the activities of all administrative and clerical personnel as shall be required to provide effective corporate administration for the Company, including the compilation and maintenance of such records with respect to its operations as may reasonably be required; the preparation and filing of such reports with respect thereto as shall be required by the Commission; composition of periodic reports with respect to operations of each Series of the Company for its shareholders; composition of proxy materials for meetings of the Company's shareholders; and the composition of such registration statements as may be required by Federal and state securities laws for continuous public sale of Shares of each Series and the Company. OMC shall, at its own cost and expense, also provide the Company with adequate office space, facilities and equipment. OMC shall, at its own expense, provide such officers for the Company as the Board of Directors may request.

     4.   ALLOCATION OF EXPENSES:

          All other costs and expenses of the Fund not expressly assumed by OMC under this Agreement, or to be paid by the Distributor of the Shares of the Fund, shall be paid by the Fund, including, but not limited to: (i) interest, taxes and governmental fees; (ii) brokerage commissions and other expenses incurred in acquiring or disposing of the portfolio securities and other investments of each Series; (iii) insurance premiums for fidelity and other coverage requisite to its operations; (iv) compensation and expenses of its Directors other than those affiliated with OMC; (v) legal and audit expenses;
(vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its Shares; (viii) expenses incident to the issuance of its Shares against payment therefor by or on behalf of the subscribers thereto; (ix) fees and expenses, other than as hereinabove provided, incident to the registration under Federal and state securities laws of Shares of the Company and Series for public sale; (x) expenses of printing and mailing reports, notices and proxy materials to shareholders of the Company and each Series; (xi) except as noted above, all other expenses incidental to holding meetings of the Company's shareholders; and (xii) such extraordinary non-recurring expenses as may arise, including litigation, affecting the Company or any Series thereof and any legal obligation which the Company, or any Series of the Company, may have to indemnify its officers and Directors with respect thereto. Any officers or employees of OMC or any entity controlling, controlled by, or under common control with, OMC who also serve as officers, Directors or employees of the Company shall not receive any compensation from the Company or any Series thereof for their services.

     5.   COMPENSATION OF OMC:

          The Company agrees to pay OMC and OMC agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee computed on the total net asset value of each Series of the Company as of the close of each business day and payable monthly at the annual rate for each Series set forth on Schedule A hereto.

     6.   USE OF NAME "OPPENHEIMER" OR "QUEST FOR VALUE":

          OMC hereby grants to the Company a royalty-free, non-exclusive license to use the name "Oppenheimer" or "Quest For Value" in the name of the Company for the duration of this Agreement and any extensions or renewals thereof. To the extent necessary to protect OMC's rights to the name "Oppenheimer" or "Quest For Value" under applicable law, such license shall allow OMC to inspect and, subject to control by the Company's Board, control the nature and quality of services offered by the Company under such name and may, upon termination of this Agreement, be terminated by OMC, in which event the Company shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name "Oppenheimer" or "Quest For Value" in the name of the Company or otherwise. The name "Oppenheimer" and "Quest For Value" may be used or licensed by OMC in connection with any of its activities, or licensed by OMC to any other party.

     7.   PORTFOLIO TRANSACTIONS AND BROKERAGE:

          (a) OMC (and any Sub Advisor) is authorized, in arranging the purchase and sale of the portfolio securities of each Series of the Company to employ or deal with such members of securities or commodities exchanges, brokers or dealers (hereinafter "broker-dealers"), including "affiliated" broker-dealers (as that term is defined in the Investment Company Act), as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable security price obtainable) of the portfolio transactions of each Series of the Company as well as to obtain, consistent with the provisions of subparagraph (c) of this paragraph 7, the benefit of such investment information or research as will be of significant assistance to the performance by OMC of its investment management functions.

          (b) OMC (and any Sub Advisor) shall select broker-dealers to effect the portfolio transactions of each Series of the Company on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by OMC (or any Sub Advisor) on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the portfolio transactions of each Series of the Company by participating therein for its own account; the importance to the Company of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of each Series of the Company.

          (c) OMC (and any Sub Advisor) shall have discretion, in the interest of the Company and each Series, to allocate brokerage on the portfolio transactions of each Series of the Company to broker-dealers, other than an affiliated broker-dealers, qualified to obtain best execution of such transactions who provide brokerage and/or research services (as such services are defined in Section 28(e)(3) of the Securities Exchange Act of 1934) for the Fund and/or other accounts for which OMC or its affiliates (or any Sub Advisor) exercise "investment discretion" (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934) and to cause the Company or a Series to pay such broker-dealers a commission for effecting a portfolio transaction for the Company or a Series that is in excess of the amount of commission another broker-dealer adequately qualified to effect such transaction would have charged for effecting that transaction, if OMC determines (or any Sub Advisor), in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer viewed in terms of either that particular transaction or the overall responsibilities of OMC or its affiliates (or any Sub Advisor) with respect to accounts as to which they exercise investment discretion. In reaching such determination, OMC (or any Sub Advisor) will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker-dealer. In demonstrating that such determinations were made in good faith, OMC (and any Sub Advisor) shall be prepared to show that all commissions were allocated for purposes contemplated by this Agreement and that the total commissions paid by the Company and each Series over a representative period selected by the Company's Trustees were reasonable in relation to the benefits to the Company and each Series.

          (d) OMC (or any Sub Advisor) shall have no duty or obligation to seek advance competitive bidding for the most favorable commission rate applicable to any particular portfolio transactions or to select any broker-dealer on the basis of its purported or "posted" commission rate but will, to the best of its ability, endeavor to be aware of the current level of the charges of eligible broker-dealers and to minimize the expense incurred by the Company and each Series for effecting its portfolio transactions to the extent consistent with the interests and policies of the Company and each Series as established by the determinations of the Board of Directors of the Company and the provisions of this paragraph 7.

          (e) The Company recognizes that an affiliated broker-dealer: (i) may act as one of the Company's regular brokers for the Company or a Series thereof so long as it is lawful for it so to act; (ii) may be a major recipient of brokerage commissions paid by the Company or a Series; and (iii) may effect portfolio transactions for the Company or a Series thereof only if the commissions, fees or other renumeration received or to be received by it are determined in accordance with procedures contemplated by any rule, regulation or order adopted under the Investment Company Act for determined the permissible level of such commissions.

          (f) Subject to the foregoing provisions of this paragraph 7, OMC (and any Sub Advisor) may also consider sales of Shares of the Company, each Series thereof and the other funds advised by OMC and its affiliates as a factor in the selection of broker-dealers for its portfolio transactions.

     8.   DURATION:

          This Agreement will take effect on the date first set forth above. Unless earlier terminated pursuant to paragraph 10 hereof, this Agreement shall remain in effect from year to year, so long as such continuance shall be approved at least annually by the Company's Board of Directors, including the vote of the majority of the Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of the Company, or each Series thereof, and by such a vote of the Company's Board of Directors.

     9.   TERMINATION.

          This Agreement may be terminated (i) by OMC at any time without penalty upon sixty days' written notice to the Company (which notice may be waived by the Company); or (ii) by the Company at any time without penalty upon sixty days' written notice to OMC (which notice may be waived by OMC) provided that such termination by the Company shall be directed or approved by the vote of a majority of all of the Directors of the Company then in office or by the vote of the holders of a "majority" of the outstanding voting securities of the Company (as defined in the Investment Company Act).

     10.  ASSIGNMENT OR AMENDMENT:

          This Agreement may not be amended or the rights of OMC hereunder sold, transferred, pledged or otherwise in any manner encumbered without the affirmative vote or written consent of the holders of the "majority" of the outstanding voting securities of the Company. This Agreement shall automatically and immediately terminate in the event of its "assignment," as defined in the Investment Company Act.

     11.  DEFINITIONS:

          The terms and provisions of the Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions contained in the Investment Company Act.

     12. Notwithstanding any provision of this Agreement to the contrary, OMC is not required under this Agreement to perform for the Company any duties or functions set forth in the Administration Agreement between the Company and OMC.

                                        OPPENHEIMER/QUEST FOR VALUE
                                        GLOBAL EQUITY FUND, INC.


Attest: ______________________          By:  _______________________

                                        Title: _______________________



                                        OPPENHEIMER MANAGEMENT
                                        CORPORATION




Attest: ______________________          By:  _______________________
          Katherine P. Feld                    Andrew J. Donohue
          Secretary                            Executive Vice President

                                   SCHEDULE A
                                       TO
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
              OPPENHEIMER/QUEST FOR VALUE GLOBAL EQUITY FUND, INC.
                                       AND
                       OPPENHEIMER MANAGEMENT CORPORATION


--------------------------------------------------------------------------------
          NAME OF SERIES              ANNUAL FEE AS A PERCENTAGE OF DAILY TOTAL
                                                    NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Oppenheimer/Quest For Value Global   0.75% of first $400 million of net assets
Equity Fund                          0.70% of next $400 million of net assets
                                     0.65% of net assets over $800 million
--------------------------------------------------------------------------------

                                                                       EXHIBIT C
                                     FORM OF
                              SUBADVISORY AGREEMENT


     THIS AGREEMENT is made by and between Oppenheimer Management Corporation, a Colorado corporation (the "Adviser"), and _____________ Advisors, a Delaware general partnership (the "Subadviser"), as of the date set forth below.

                                     RECITAL

     WHEREAS, Oppenheimer/Quest For Value Global Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment adviser and engages in the business of acting as an investment adviser;

     WHEREAS, the Subadviser is registered under the Advisers Act as an investment adviser and engages in the business of acting as an investment adviser;

     WHEREAS, the Adviser has entered into an Investment Advisory Agreement as of the date hereof with the Fund (the "Investment Advisory Agreement"), pursuant to which the Adviser shall act as investment adviser with respect to the Fund; and

     WHEREAS, pursuant to Paragraph ___ of the Investment Advisory Agreement, the Adviser wishes to retain the Subadviser for purposes of rendering investment advisory services to the Adviser in connection with the Fund upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereto agree as follows:

I.   APPOINTMENT AND OBLIGATIONS OF THE ADVISER.

     The Adviser hereby appoints the Subadviser to render to the Adviser with respect to the Fund, investment research and advisory services as set forth below in Section II, under the supervision of the Adviser and subject to the approval and direction of the Fund's Board of Directors (the "Board"), and the Subadviser hereby accepts such appointment, all subject to the terms and conditions contained herein. The Subadviser shall, for all purposes herein, be deemed an independent contractor and shall not have, unless otherwise expressly provided or authorized, any authority to act for or represent the Fund in any way or otherwise to serve as or be deemed an agent of the Fund.

II.  DUTIES OF THE SUBADVISER AND THE ADVISER.

     A.   DUTIES OF THE SUBADVISER.

     The Subadviser shall regularly provide investment advice with respect to the Fund and shall, subject to the terms of this Agreement, continuously supervise the investment and reinvestment of cash, securities and instruments or other property comprising the assets of the Fund, and in furtherance thereof, the Subadviser's duties shall include:

          1. Obtaining and evaluating pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund or the activities in which such issuers engage, or with respect to securities which the Subadviser considers desirable for inclusion in the Fund's investment portfolio;

          2. Determining which securities shall be purchased, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio and regularly reporting thereon to the Adviser and, at the request of the Adviser, to the Board;

          3. Formulating and implementing continuing programs for the purchases and sales of the securities of such issuers and regularly reporting thereon to the Adviser and, at the request of the Adviser, to the Board; and

          4. Taking, on behalf of the Fund, all actions that appear to the Subadviser necessary to carry into effect such investment program, including the placing of purchase and sale orders, and making appropriate reports thereon to the Adviser and the Board.

     B.   DUTIES OF THE ADVISER.

     The Adviser shall retain responsibility for, among other things, providing the following advice and services with respect to the Fund:

          1. Without limiting the obligation of the Subadviser to so comply, the Adviser shall monitor the investment program maintained by the Subadviser for the Fund to ensure that the Fund's assets are invested in compliance with this Agreement and the Fund's Registration Statement, as currently in effect from time to time; and

          2. The Adviser shall oversee matters relating to Fund promotion, including, but not limited to, marketing materials and the Subadviser's reports to the Board.

III. REPRESENTATIONS, WARRANTIES AND COVENANTS.

     A.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBADVISER.

          1. ORGANIZATION. The Subadviser is now, and will continue to be, a general partnership duly formed and validly existing under the laws of its jurisdiction of formation, fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

          2. REGISTRATION. The Subadviser is registered as an investment adviser with the Securities and Exchange Commission (the "SEC") under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on the Subadviser. The Subadviser shall maintain such registration or license in effect at all times during the term of this Agreement.

          3. BEST EFFORTS. The Subadviser at all times shall provide its best judgment and effort to the Adviser and the Fund in carrying out its obligations hereunder.

          4.   OTHER COVENANTS.  The Subadviser further agrees that:

               a. it will use the same skill and care in providing such services as it uses in providing services to other accounts for which it has investment management responsibilities;

               b. it will not make loans to any person to purchase or carry shares of the Fund or make loans to the Fund;

               c. it will report regularly to the Fund and to the Adviser and will make appropriate persons available for the purpose of reviewing with representatives of the Adviser on a regular basis the management of the Fund, including, without limitation, review of the general investment strategy of the Fund, economic considerations and general conditions affecting the marketplace;

               d. as required by applicable laws and regulations, it will maintain books and records with respect to the Fund's securities transactions and it will furnish to the Adviser and to the Board such periodic and special reports as the Adviser or the Board may reasonably request;

               e. it will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and will not use records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund or when so requested by the Fund or required by law or regulation;

               f. it will, on a continuing basis and at its own expense, (1) provide the distributor of the Fund (the "Distributor") with assistance in the distribution and marketing of the Fund in such amount and form as the Adviser may reasonably request from time to time, and (2) use its best efforts to cause the portfolio manager or other person who manages or is responsible for overseeing the management of the Fund's portfolio (the "Portfolio Manager") to provide marketing and distribution assistance to the Distributor, including, without limitation, conference calls, meetings and road trips, provided that each Portfolio Manager shall not be required to devote more than 10% of his or her time to such marketing and distribution activities;

               g. it will use its reasonable best efforts (i) to retain the services of the Portfolio Manager who manages the portfolio of the Fund, from time to time and (ii) to promptly obtain the services of a Portfolio Manager acceptable to the Adviser if the services of the Portfolio Manager are no longer available to the Subadviser;

               h. it will, from time to time, assure that each Portfolio Manager is acceptable to the Adviser;

               i. it will obtain the written approval of the Adviser prior to designating a new Portfolio Manager; provided, however, that, if the services of a Portfolio Manager are no longer available to the Subadviser due to circumstances beyond the reasonable control of the Subadviser (e.g., voluntary resignation, death or disability), the Subadviser may designate an interim Portfolio Manager who (a) shall be reasonably acceptable to the Adviser and (b) shall function for a reasonable period of time until the Subadviser designates an acceptable permanent replacement; and

               j. it will promptly notify the Adviser of any impending change in Portfolio Manager, portfolio management or any other material matter that may require disclosure to the Board, shareholders of the Fund or dealers.

     B.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ADVISER.

          1. ORGANIZATION. The Adviser is now, and will continue to be, duly organized and in good standing under the laws of its state of incorporation, fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

          2. REGISTRATION. The Adviser is registered as an investment adviser with the SEC under the Advisers Act, and is registered or licensed as an investment adviser under all of the laws of all jurisdictions in which its activities require it to be so registered or licensed. The Adviser shall maintain such registration or license in effect at all times during the term of this Agreement.

          3. BEST EFFORTS. The Adviser at all times shall provide its best judgment and effort to the Fund in carrying out its obligations hereunder. For a period of five years from the date hereof, and subject to the Adviser's fiduciary obligations to the Fund and its shareholders, the Adviser will not recommend to the Board that the Fund be reorganized into another Fund unless the total net assets of the Fund are less than $100 million at the time of such reorganization.

IV.  COMPLIANCE WITH APPLICABLE REQUIREMENTS.

     In carrying out its obligations under this Agreement, the Subadviser shall at all times conform to:

     A. all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

     B. the provisions of the registration statement of the Fund, as the same may be amended from time to time, under the Securities Act of 1933, as amended, and the 1940 Act;

     C. the provisions of the Fund's Certificate of Incorporation or other governing document, as amended from time to time;

     D. the provisions of the By-laws of the Fund, as amended from time to time;

     E.   any other applicable provisions of state or federal law; and

     F. guidelines, investment restrictions, policies, procedures or instructions adopted or issued by the Fund or the Adviser from time to time.

     The Adviser shall promptly notify the Subadviser of any changes or amendments to the provisions of B., C., D. and F. above when such changes or amendments relate to the obligations of the Subadviser.

V.   CONTROL BY THE BOARD.

     Any investment program undertaken by the Subadviser pursuant to this Agreement, as well as any other activities undertaken by the Subadviser with respect to the Fund, shall at all times be subject to any directives of the Adviser and the Board.

VI.  BOOKS AND RECORDS.

     The Subadviser agrees that all records which it maintains for the Fund on behalf of the Adviser are the property of the Fund and further agrees to surrender promptly to the Fund or to the Adviser any of such records upon request. The Subadviser further agrees to preserve for the periods prescribed by applicable laws, rules and regulations all records required to be maintained by the Subadviser on behalf of the Adviser under such applicable laws, rules and regulations, or such longer period as the Adviser may reasonably request from time to time.

VII. BROKER-DEALER RELATIONSHIPS.

     A.   PORTFOLIO TRADES.

          The Subadviser, at its own expense, and to the extent appropriate, in consultation with the Adviser, shall place all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by the Subadviser, which may include, to the extent permitted by the Adviser and the Fund, brokers or dealers affiliated with the Subadviser. The Subadviser shall use its best efforts to seek to execute portfolio transactions at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received.

     B.   SELECTION OF BROKER-DEALERS.

          With respect to the execution of particular transactions, the Subadviser may, to the extent permitted by the Adviser and the Fund, select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Adviser, Subadviser and the Board shall periodically review the commissions paid by the Fund to determine, among other things, if the commissions paid over representative periods of time were reasonable in relation to the benefits received.

C.   SOFT DOLLAR ARRANGEMENTS.

          The Subadviser may enter into "soft dollar" arrangements through the agency of third parties on behalf of the Adviser. Soft dollar arrangements for services may be entered into in order to facilitate an improvement in performance in respect of the Subadviser's service to the Adviser with respect to the Fund. The Subadviser makes no direct payments but instead undertakes to place business with broker-dealers who in turn pay third parties who provide these services. Soft dollar transactions will be conducted on an arm's-length basis, and the Subadviser will secure best execution for the Adviser. Any arrangements involving soft dollars and/or brokerage services shall be effected in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the policies that the Adviser and the Board may adopt from time to time. The Subadviser agrees to provide reports to the Adviser as necessary for purposes of providing information on these arrangements to the Board.

VII. COMPENSATION.

     A. AMOUNT OF COMPENSATION. The Adviser shall pay the Subadviser, as compensation for services rendered hereunder, from its own assets, an annual fee, payable monthly, equal to 40% of the investment advisory fee collected by the Adviser from the Fund, based on the total net assets of the Fund existing as of the date hereof (the "base amount"), plus 30% of the advisory fee collected by the Adviser, based on the total net assets of the Fund that exceed the base amount (the "marginal amount"), in each case calculated after any waivers, voluntary or otherwise.

     B. CALCULATION OF COMPENSATION. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued on the same basis as the advisory fee paid to the Adviser by the Fund. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees set forth above.

     C. PAYMENT OF COMPENSATION: Subject to the provisions of this paragraph, payment of the Subadviser's compensation for the preceding month shall be made within 15 days after the end of the preceding month.

     D. REORGANIZATION OF THE FUND. If the Fund is reorganized with another investment company for which the Subadviser does not serve as an investment adviser or subadviser, and the Fund is the surviving entity, the subadvisory fee payable under this section shall be adjusted in an appropriate manner as the parties may agree.

IX.  ALLOCATION OF EXPENSES.

     The Subadviser shall pay the expenses incurred in providing services in connection with this Agreement, including, but not limited to, the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Fund hereunder, including, without limitation, office space, office equipment, telephone and postage costs and other expenses. In the event of an "assignment" of this Agreement, other than an assignment resulting solely by action of the Adviser or an affiliate thereof, the Subadviser shall be responsible for payment of all costs and expenses incurred by the Adviser and the Fund relating thereto, including, but not limited to, reasonable legal, accounting, printing and mailing costs related to obtaining approval of Fund shareholders.

X.    NON-EXCLUSIVITY.

     The services of the Subadviser with respect to the Fund are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities, subject to the provisions of a certain Agreement Not to Compete dated as of __________, 1995 among the Adviser, Oppenheimer Capital, the Subadviser and Quest For Value Distributors (the "Agreement Not to Compete"). It is understood and agreed that officers or directors of the Subadviser may serve as officers or directors of the Adviser or of the Fund; that officers or directors of the Adviser or of the Fund may serve as officers or directors of the Subadviser to the extent permitted by law; and that the officers and directors of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies (subject to the provisions of the Agreement Not to Compete), provided it is permitted by applicable law and does not adversely affect the Fund.

XI.  TERM.

     This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect, subject to Paragraphs XII.A and XII.B hereof and approval by the Fund's shareholders, for a period of two years from the date hereof.

XII. RENEWAL.

     Following the expiration of its initial two-year term, the Agreement shall continue in full force and effect from year to year for a period of eight years, provided that such continuance is specifically approved:

     A. at least annually (1) by the Board or by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and (2) by the affirmative vote of a majority of the directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a director of the Fund), by votes cast in person at a meeting specifically called for such purpose; or

     B. by such method required by applicable law, rule or regulation then in effect.

XII. TERMINATION.

     A. TERMINATION BY THE FUND. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund's outstanding voting securities, on sixty (60) days' written notice. The notice provided for herein may be waived by the party required to be notified.

     B. ASSIGNMENT. This Agreement shall automatically terminate in the event of its "assignment," as defined in Section 2 (a) (4) of the 1940 Act. In the event of an assignment that occurs solely due to the change in control of the Subadviser (provided that no condition exists that permits, or, upon the consummation of the assignment, will permit, the termination of this Agreement by the Adviser pursuant to Section XIII.
          D. hereof), the Adviser and the Subadviser, at the sole expense of the Subadviser, shall use their reasonable best efforts to obtain shareholder approval of a successor Subadvisory Agreement on substantially the same terms as contained in this Agreement.

     C. PAYMENT OF FEES AFTER TERMINATION. Notwithstanding the termination of this Agreement prior to the tenth anniversary of the date hereof, the Adviser shall continue to pay to the Subadviser the subadvisory fee for the term of this Agreement and any renewals thereof through such tenth anniversary, if: (1) the Adviser or the Fund terminates this Agreement for a reason other than the reasons set forth in Section XIII.D. hereof, provided the Investment Advisory Agreement remains in effect; (2) the Fund reorganizes with another investment company advised by the Adviser (or an affiliate of the Adviser) and for which the Subadviser does not serve as an investment adviser or subadviser and such other investment company is the surviving entity; or (3) the Investment Advisory Agreement terminates (i) by reason of an "assignment;" (ii) because the Adviser is disqualified from serving as an investment adviser; or (iii) by reason of a voluntary termination by the Adviser; provided that the Subadviser does not serve as the investment adviser or subadviser of the Fund after such termination of the Investment Advisory Agreement. The amount of the subadvisory fee paid pursuant to this section shall be calculated on the basis of the Fund's net assets measured at the time of such termination or such reorganization. Notwithstanding anything to the contrary, if the Subadviser terminates this Agreement or if this Agreement is terminated by operation of law, due solely to an act or omission by the Subadviser, Oppenheimer Capital ("OpCap") or their respective partners, subsidiaries, directors, officers, employees or agents (other than by reason of an "assignment"of this Agreement), then the Adviser shall not be liable for any further payments under this Agreement, provided, however, that if at any time prior to the end of the term of the Agreement Not to Compete any event that would have permitted the termination of this Agreement by the Adviser pursuant to Section XIII.
          D. (3) hereof occurs, the Adviser shall be under no further obligation to pay any subadvisory fees.

     D. TERMINATION BY THE ADVISER. The Adviser may terminate this Agreement without penalty and without the payment of any fee or penalty, immediately after giving written notice, upon the occurrence of any of the following events:

          1. The Fund's investment performance of the Fund's Class A shares compared to the appropriate universe of Class A shares (or their equivalent), as set forth on Schedule D-1, as amended from time to time, ranks in the bottom quartile for two consecutive calendar years (beginning with the calendar year 1995) and earns a Morningstar three-year rating of less than three (3) stars at the time of such termination; or

          2. Any of the Subadviser, OpCap, their respective partners, subsidiaries, affiliates, directors, officers, employees or agents engages in an action or omits to take an action that would cause the Subadviser or OpCap to be disqualified in any manner under Section 9(a) of the 1940 Act, if the SEC were not to grant an exemptive order under Section 9(c) thereof or that would constitute grounds for the SEC to deny, revoke or suspend the registration of the Subadviser as an investment adviser with the SEC;

          3. Any of OpCap, the Subadviser, their respective partners, subsidiaries, affiliates, directors, officers, employees or agents causes a material violation of the Agreement Not to Compete which is not cured in accordance with the provisions of that agreement; or

          4. The Subadviser breaches the representations contained in Paragraph III.A.4.i. of this Agreement or any other material provision of this Agreement, and any such breach is not cured within a reasonable period of time after notice thereof from the Adviser to the Subadviser. However, consistent with its fiduciary obligations, for a period of seven months the Adviser will not terminate this Agreement solely because the Subadviser has failed to designate an acceptable permanent replacement to a Portfolio Manager whose services are no longer available to the Subadviser due to circumstances beyond the reasonable control of the Subadviser, provided that the Subadviser uses its reasonable best efforts to promptly obtain the services of a Portfolio Manager acceptable to the Adviser and further provided that the Adviser has not unreasonably withheld approval of such replacement Portfolio Manager.

     E. TRANSACTIONS IN PROGRESS UPON TERMINATION. The Adviser and Subadviser will cooperate with each other to ensure that portfolio or other transactions in progress at the date of termination of this Agreement shall be completed by the Adviser in accordance with the terms of such transactions, and to this end the Subadviser shall provide the Adviser with all necessary information and documentation to secure the implementation thereof.

XIV. NON-SOLICITATION.

     During the term of this Agreement, the Adviser (and its affiliates under its control) shall not solicit or knowingly assist in the solicitation of any Portfolio Manager of the Fund or any portfolio assistant of the Fund then employed by the Subadviser or OpCap, provided, however, that the Adviser (or its affiliates) may solicit or hire any such individual who (A) the Subadviser or OpCap (or its affiliates) has terminated or (B) has voluntarily terminated his or her employment with the Subadviser, OpCap (or its affiliates) without inducement of the Adviser (or its affiliates under its control) prior to the time of such solicitation. Advertising in general circulation newspapers or industry newsletters by the Adviser shall not constitute "inducement" by the Adviser (or its affiliates under its control).

XV.  LIABILITY OF THE SUBADVISER.

     In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Subadviser or any of its officers, directors or employees, the Subadviser shall not be subject to liability to the Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security; PROVIDED, HOWEVER, that the foregoing shall not be construed to relieve the Subadviser of any liability it may have arising under the Agreement Not to Compete or the Acquisition Agreement dated August 10, 1995, among the Subadviser, the Adviser and certain affiliates of the Subadviser.

XVI. NOTICES.

     Any notice or other communication required or that may be given hereunder shall be in writing and shall be delivered personally, telecopied, sent by certified, registered or express mail, postage prepaid or sent by national next-day delivery service and shall be deemed given when so delivered personally or telecopied, or if mailed, two days after the date of mailing, or if by next-day delivery service, on the business day following delivery thereto, as follows or to such other location as any party notifies any other party:

               if to the Adviser, to:

               Oppenheimer Management Corporation
               Two World Trade Center
               New York, New York  10048-0203
               Attention:     Andrew J. Donohue
                              Executive Vice President and General Counsel
               Telecopier:    212-321-1159
               if to the Subadviser, to:

               Quest For Value Advisors
               c/o Oppenheimer Capital
               225 Liberty Street
               New York, New York  10281
               Attention:     Thomas E. Duggan
                              Secretary and General Counsel
               Telecopier:    212-349-4759

XVII.     QUESTIONS OF INTERPRETATION.

     This Agreement shall be governed by the laws of the State of New York applicable to agreements made and to be performed entirely within the State of New York (without regard to any conflicts of law principles thereof). Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

XVIII.  FORM ADV - DELIVERY.

     The Adviser hereby acknowledges that it has received from the Subadviser a copy of the Subadviser's Form ADV, Part II as currently filed, at least 48 hours prior to entering into this Agreement and that it has read and understood the disclosures set forth in the Subadviser's Form ADV, Part II.

XIX. MISCELLANEOUS.

     The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

XX.  COUNTERPARTS.

     This Agreement may be executed in counterparts, each of which shall constitute an original and both of which, collectively, shall constitute one agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers as of the _____ day of October, 1995.


                              OPPENHEIMER MANAGEMENT CORPORATION



                              By:___________________________________
                                        Name: Andrew J. Donohue
                                        Title:  Executive Vice President


                              ADVISORS

                              By:  OPPENHEIMER FINANCIAL CORP.,
                                     a general partner



                              By:____________________________________
                                        Name:
                                        Title:

                                                                       EXHIBIT D

                         INFORMATION ON COMPARABLE FUNDS
                             MANAGED BY OPPENHEIMER
                             MANAGEMENT CORPORATION


                              Approximate Net
                               Assets as of
                                 6/30/95
Name of Oppenheimer Fund      (In Millions)       Advisory Fee Rate as a % of Average Annual Net Assets
------------------------      -------------       -----------------------------------------------------
Oppenheimer Global Fund           563.5      .80 of the first $250 million of aggregate net assets; .77%
                                             of the next $250 million; .75% of the next $500 million;
                                             .69% of the next $1 billion; and .67% of aggregate net
                                             assets in excess of $2 billion (1)

Oppenheimer Global                137.3      1.00% of the first $50 million of average annual net assets;
Emerging Growth Fund                         .75% of the next $150 million; .72% of the next $200 million;
                                             .69% of the next $200 million; .66% of the next $200 million and .60% of net assets in excess of $800 million.

Oppenheimer Global                344.2      .75% of the first $200 million of average annual net assets;
Securities Fund                              .72% of the next $200 million; .69% of the next $200 million;
                                             .66% of the next $200 million; and .60% of average annual net assets in excess of $800 million.

(1) The highest breakpoint is .65% of assets in excess of $3.5 billion pursuant to a voluntary waiver.

                                                                       EXHIBIT E
              OPPENHEIMER/QUEST FOR VALUE GLOBAL EQUITY FUND, INC.

                            ADMINISTRATION AGREEMENT

     AGREEMENT made as of the ____ day of October, 1995, by and between OPPENHEIMER/QUEST FOR VALUE GLOBAL EQUITY FUND, INC., a Maryland corporation (the "Company") and OPPENHEIMER MANAGEMENT CORPORATION, a Colorado corporation (the "Administrator").

     WHEREAS, the Company is an open-end, diversified, management investment company registered with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940 (the "1940 Act") and the Administrator is engaged in the business of providing investment management and advisory services;

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Company and the Administrator agree as follows:

     1.   GENERAL PROVISIONS:

          The Company hereby employs the Administrator and the Administrator hereby undertakes to act as the corporate administrator of the Company and to perform for the Company such other duties and functions for the period and on such terms as are set forth in this Agreement. In performing its duties hereunder, the Administrator shall at all times conform to, and use its best efforts to enable the Company to conform to:

          (a) the provisions of the 1940 Act and any rules or regulations thereunder;

          (b)  any other applicable provisions of state or federal law;

          (c) the provisions of the articles of incorporation and by-laws of the Company as amended from time to time;

          (d) the policies and determinations of the Company's Board of Directors;

          (e) the investment objectives and policies and investment restrictions of the Company as reflected in its registration statement under the 1940 Act or as such objectives, policies and restrictions may from time to time be amended; and

          (f) the Prospectus, if any, of the Company in effect from time to time. The appropriate officers and employees of the Administrator shall be available upon reasonable notice for consultation with any of the Company's directors or officers with respect to any matters relating to the Administrator's duties and functions under this Agreement.

     2.   ADMINISTRATION:

          (a) the Administrator shall, subject to the direction and control of the Company's Board of Directors: (i) provide the Company with adequate office space, facilities, equipment and personnel; (ii) determine and publish the Company's net asset value in accordance with such policies as may be adopted from time to time by the Company's Board of Directors; (iii) compile and maintain the Company's books and records with respect to its operations as required by Rule 31a-1 under the 1940 Act and such other records as may reasonably be required; (iv) prepare the Company's proxy materials for annual and special meetings of the Company's shareholders, as well as semi-annual reports to shareholders; (v) prepare such financial or other information required for the Company's reports to the Commission; and (vi) respond to or refer to the Company's officers or transfer agents, shareholders' inquiries relating to the Company.

          (b) so long as the Administrator shall have acted with due care and in good faith, the Administrator shall not be liable to the Company, its shareholders or others for losses resulting from any error in judgement, mistake of law or any other act or omission in the course of or connected with, rendering services hereunder. Nothing herein contained shall, however, be construed to protect the

Administrator against any liability to the Company or its shareholders arising out of the Administrator's willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under this Agreement.

          (c) nothing in this Agreement shall prevent the Administrator or any entity controlling, controlled by or under common control with the Administrator or any officer thereof from acting as an administrator or an investment adviser for any other person, firm or corporation and shall not in any way limit or restrict the activities of the Administrator or any entity controlling, controlled by or under common control with the Administrator or any of its directors, officers, stockholders or employees if such activities will not adversely affect or otherwise impair the performance by the Administrator of its duties and obligations under this Agreement.

     3.   ALLOCATION OF EXPENSES:

          The Administrator will bear all costs and expenses of its employees and overhead incurred by it in connection with its duties hereunder. All other expenses (other than those to be paid by the Company's investment adviser under an investment advisory agreement, by any underwriter under an underwriting agreement concerning the Company's shares or by the Company's distributor under a distribution agreement), shall be paid by the Company, including, but not limited to:

          (a)  interest expense, taxes and governmental fees;

          (b) brokerage commissions and other expenses incurred in acquiring or disposing of the Company's portfolio securities;

          (c) insurance premiums for fidelity and other coverage requisite to the Company's operations;

          (d) fees of the Company's directors other than those who are interested persons of the Administrator and out-of-pocket travel expenses for all directors and other expenses incurred by the Company in connection with directors' meetings;

          (e)  outside legal and audit expenses;

          (f) custodian, dividend disbursing and transfer agent fees and expenses;

          (g) expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Company, including preparation of stock certificates;

          (h) fees and expenses, other than as hereinabove provided, incident to the registration or qualification of the Company's shares for sale with the Commission and in various states and foreign jurisdictions;

          (i) expenses of printing and mailing reports and notices and proxy material to the Company's shareholders;

          (j) all other expenses incidental to holding regular annual meetings of the Company's shareholders;

          (k) such extraordinary non-recurring expenses as may arise, including litigation affecting the Company and the legal litigation affecting the Company and the legal obligation which the Company may have to indemnify its officers and directors with respect thereto.

     Notwithstanding the foregoing, the Administrator shall pay all salaries and fees of the Company's officers and directors who are interested persons of the Administrator.

     4.   COMPENSATION OF THE ADMINISTRATOR:

          The Company agrees to pay the Administrator and the Administrator agrees to accept as full compensation for the performance of all its functions and duties to be performed hereunder, an annual fee equal to an amount computed by applying an annual percentage rate of 0.25% to the Company's daily net assets. Determination of net asset value will be made in accordance with the policies disclosed in the Company's registration statement under the 1940 Act. The fee is payable at the end of each calendar month.

     5.   DURATION:

          This Agreement will become effective as of the date hereof. This Agreement will continue in effect for two years from the date hereof and thereafter (unless sooner terminated in accordance with this Agreement) for successive periods of twelve months so long as each continuance shall be specifically approved at least annually by (1) the vote of a majority of those directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, (2) a majority of the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of the Company.

     6.   TERMINATION:

          This Agreement may be terminated (i) by the Administrator at any time, without payment of any penalty upon giving the Company one hundred twenty (120) days' written notice (which notice may be waived by the Company) or (ii) by the Company at any time, without payment of any penalty upon sixty (60) days' written notice to the Administrator (which notices may be waived by the Administrator), provided that such termination by the Company shall be directed or approved by the vote of the majority of all of the directors of the Company or by the vote of a majority of the outstanding voting securities of the Company.

     7.   ASSIGNMENT OR AMENDMENT:

          This Agreement may be amended only if such amendment is specifically approved by (i) the vote of the outstanding voting securities of the Company and
(ii) a majority of the Board of Directors of the Company, including a majority of those directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement shall automatically and immediately terminate in the event of its assignment as defined in the 1940 Act and the rule thereunder.

     8.   GOVERNING LAW:

          This Agreement shall be interpreted in accordance with the laws of the State of New York and the applicable provisions of the 1940 Act and the rules thereunder. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

     9.   SEVERABILITY.

          If any provisions of this Agreement shall be held or made unenforceable by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby.

     10. As used in this Agreement, the terms "interested person" and "vote of a majority of the outstanding voting securities of the Company" shall have the respective meanings set forth in Sections 2(a)(19) and 2(a)(42) of the 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        OPPENHEIMER/QUEST FOR VALUE
                                        GLOBAL EQUITY FUND, INC.


Attest: ______________________          By:  _______________________

                                        Title: _______________________




                                        OPPENHEIMER MANAGEMENT
                                        CORPORATION


Attest: ______________________          By:  _______________________
       Katherine P. Feld                     Andrew J. Donohue
Secretary                                    Executive Vice President

                                                                       EXHIBIT F
                              AMENDED AND RESTATED
                   DISTRIBUTION AND SERVICE PLAN AND AGREEMENT
                                     BETWEEN
                       OPPENHEIMER FUNDS DISTRIBUTOR, INC.
                                      AND
              OPPENHEIMER/QUEST FOR VALUE GLOBAL EQUITY FUND, INC.
                              FOR CLASS A SHARES OF
              OPPENHEIMER/QUEST FOR VALUE GLOBAL EQUITY FUND, INC.

     AMENDED AND RESTATED DISTRIBUTION AND SERVICE PLAN AND AGREEMENT (the "Plan") dated the ___ day of ______, 1995, by and between OPPENHEIMER/QUEST FOR VALUE GLOBAL EQUITY FUND, INC. (the "Corporation") for the account of its OPPENHEIMER/QUEST FOR VALUE GLOBAL EQUITY FUND, INC. (the "Fund") and OPPENHEIMER FUNDS DISTRIBUTOR, INC. (the "Distributor").

     1. THE PLAN. This Plan is the Fund's written distribution plan for Class A shares of the Fund (the "Shares"), contemplated by Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for its services incurred in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The Distributor is authorized under the Plan to pay "Recipients," as hereinafter defined, for rendering (1) distribution assistance in connection with the sale of Shares and/or (2) administrative support services with respect to Accounts. Such Recipients are intended to have certain rights as third-party beneficiaries under this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the 1940 Act, (ii) the Rule, (iii) Article III, Section 26, of the Rules of Fair Practice of the National Association of Securities Dealers, Inc., or its successor (the "NASD Rules of Fair Practice") and (iv) any conditions pertaining either to distribution-related expenses or to a plan of distribution, to which the Fund is subject under any order on which the Fund relies, issued at any time by the Securities and Exchange Commission.

     2. DEFINITIONS. As used in this Plan, the following terms shall have the following meanings:

     (a) "Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and (iii) has been selected by the Distributor to receive payments under the Plan. Notwithstanding the foregoing, a majority of the Corporation's Board of Directors (the "Board") who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements relating to this Plan (the "Independent Directors") may remove any broker, dealer, bank or other person or entity as a Recipient, whereupon such person's or entity's rights as a third-party beneficiary hereof shall terminate.

     (b) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such customers, clients and/or accounts as to which such Recipient is a fiduciary or custodian or co-fiduciary or co-custodian (collectively, the "Customers"), but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

     3.   PAYMENTS FOR DISTRIBUTION ASSISTANCE AND ADMINISTRATIVE SUPPORT
          SERVICES.

     (a)  The Fund will make payments to the Distributor (i) within forty-five
(45) days of the end of each calendar quarter, in the aggregate amount of 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"), plus (ii) within ten (10) days of the end of each month, in the aggregate 0.020833% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Asset-Based Sales Charge"). Such Service Fee payments received from the Fund will compensate the Distributor and Recipients for providing administrative support services with respect to Accounts. Such Asset-Based Sales Charge payments received from the Fund will compensate the Distributor and Recipients for providing distribution assistance in connection with the sale of Shares.

     The administrative support services in connection with the Accounts to be rendered by Recipients may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in establishing and maintaining accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

     The distribution assistance in connection with the sale of Shares to be rendered by the Distributor and by Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current holders of the Fund's Shares ("Shareholders"), and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

     It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares to entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for the Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor or the Board of Directors still is not satisfied, either may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate.

     (b) The Distributor shall make service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, to be set from time to time by a majority of the Independent Directors.

     Alternatively, the Distributor may, at its sole option, make service fee payments ("Advance Service Fee Payments") to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed (i) 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (ii) 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one (1) year, subject to reduction or chargeback so that the Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by Article III, Section 26, of the NASD Rules of Fair Practice. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated and will repay to the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such shares were held to one (1) year.

     The Advance Service Fee Payments described in part (i) of the preceding sentence may, at the Distributor's sole option, be made more often than quarterly, and sooner than the end of the calendar quarter. In addition, the Distributor may make asset-based sales charge payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or its Customers. However, no such service fee or asset-based sales charge payments (collectively, the "Recipient Payments") shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, to be set from time to time by a majority of the Independent Directors.

     A majority of the Independent Directors may at any time or from time to time decrease and thereafter adjust the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rates set forth above, and/or direct the Distributor to increase or decrease the Minimum Holding Period or the Minimum Qualified Holdings. The Distributor shall notify all Recipients of the Minimum Qualified Holdings or Minimum Holding Period, if any, and the rates of Recipient Payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus shall constitute sufficient notice. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient.

     (c) The Service Fee and the Asset-Based Sales Charge on Shares are subject to reduction or elimination of such amounts under the limits to which the Distributor is, or may become, subject under Article III, Section 26, of the NASD Rules of Fair Practice. The distribution assistance and administrative support services to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells Shares, and\or paying such persons Advance Service Fee Payments in advance of, and\or greater than, the amount provided for in Section 3(b) of this Agreement; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administrative support services to the Fund; (iv) paying other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current Shareholders) and state "blue sky" registration expenses; and (v) providing any service rendered by the Distributor that a Recipient may render pursuant to part (a) of this Section 3. Such services include distribution assistance and administrative support services rendered in connection with Shares acquired (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (iii) pursuant to a plan of reorganization to which the Fund is a party. In the event that the Board should have reason to believe that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard.

     (d) Under the Plan, payments may be made to Recipients: (i) by Oppenheimer Management Corporation ("OMC") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OMC), from its own resources, from Asset-Based Sales Charge payments or from its borrowings.

     (e) Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor. In no event shall the amounts to be paid to the Distributor exceed the rate of fees to be paid by the Fund to the Distributor set forth in paragraph (a) of this Section 3.

     4. SELECTION AND NOMINATION OF DIRECTORS. While this Plan is in effect, the selection and nomination of those persons to be Directors of the Corporation who are not "interested persons" of the Fund or the Corporation ("Disinterested Directors") shall be committed to the discretion of such Disinterested Directors. Nothing herein shall prevent the Disinterested Directors from soliciting the views or the involvement of others in such selection or nomination if the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Directors.

     5. REPORTS. While this Plan is in effect, the Treasurer of the Corporation shall provide at least quarterly a written reports to the Corporation's Board for its review, detailing services rendered in connection with the distribution of the Shares, the amount of all payments made and the purpose for which the payments were made. The reports shall be provided quarterly and shall state whether all provisions of Section 3 of this Plan have been complied with.

     6. RELATED AGREEMENTS. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Directors or by a vote of the holders of a "majority" (as defined in the 1940
Act) of the Fund's outstanding voting securities of the Class, on not more than sixty days written notice to any other party to the agreement; (ii) such agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act); (iii) it shall go into effect when approved by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such agreement; and (iv) it shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such continuance.

     7. Effectiveness, Continuation, Termination and Amendment. This Amended and Restated Plan has been approved by a vote of the Board and its Independent Directors cast in person at a meeting called on June 22, 1995 for the purpose of voting on this Plan, and shall take effect after approval by Class A shareholders of the Fund, at which time it shall replace the Fund's Plan and Agreement of Distribution for the Shares made as of June 21, 1990 as amended as of July 27, 1992 and September 1, 1993. Unless terminated as hereinafter provided, it shall continue in effect from year to year from the date first set forth above or as the Board may otherwise determine only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such continuance. This Plan may not be amended to increase materially the amount of payments to be made without approval of the Class C Shareholders, in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Directors. This Plan may be terminated at any time by vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class. In the event of such termination, the Board and its Independent Directors shall determine whether the Distributor is entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.


                         OPPENHEIMER/QUEST FOR VALUE GLOBAL
                         EQUITY FUND, INC.


                         By: ____________________________________


                         OPPENHEIMER FUNDS DISTRIBUTOR, INC.



                         By:____________________________________
                              Andrew J. Donohue
                              Executive Vice President

                                                                       EXHIBIT G
                              AMENDED AND RESTATED
                   DISTRIBUTION AND SERVICE PLAN AND AGREEMENT
                                     BETWEEN
                       OPPENHEIMER FUNDS DISTRIBUTOR, INC.
                                       AND
              OPPENHEIMER/QUEST FOR VALUE GLOBAL EQUITY FUND, INC.
                              FOR CLASS B SHARES OF
              OPPENHEIMER/QUEST FOR VALUE GLOBAL EQUITY FUND, INC.

     AMENDED AND RESTATED DISTRIBUTION AND SERVICE PLAN AND AGREEMENT (the "Plan") dated the ____ day of ________, 1995, by and between OPPENHEIMER/QUEST FOR VALUE GLOBAL EQUITY FUND, INC. (the "Corporation") for the account of its OPPENHEIMER/QUEST FOR VALUE GLOBAL EQUITY FUND, INC. (the "Fund") and OPPENHEIMER FUNDS DISTRIBUTOR, INC. (the "Distributor").

     1. THE PLAN. This Plan is the Fund's written distribution and service plan for Class B shares of the Fund (the "Shares"), contemplated by Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for its services in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The Distributor is authorized under the Plan to pay "Recipients," as hereinafter defined, for rendering (1) distribution assistance in connection with the sale of Shares and/or (2) administrative support services with respect to Accounts. Such Recipients are intended to have certain rights as third-party beneficiaries under this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the 1940 Act, (ii) the Rule, (iii) Article III, Section 26, of the Rules of Fair Practice of the National Association of Securities Dealers, Inc., or its successor (the "NASD Rules of Fair Practice") and (iv) any conditions pertaining either to distribution-related expenses or to a plan of distribution, to which the Fund is subject under any order on which the Fund relies, issued at any time by the Securities and Exchange Commission.

     2. DEFINITIONS. As used in this Plan, the following terms shall have the following meanings:

     (a) "Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and (iii) has been selected by the Distributor to receive payments under the Plan. Notwithstanding the foregoing, a majority of the Corporation's Board of Directors (the "Board") who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements relating to this Plan (the "Independent

Directors") may remove any broker, dealer, bank or other person or entity as a Recipient, whereupon such person's or entity's rights as a third-party beneficiary hereof shall terminate.

     (b) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such customers, clients and/or accounts as to which such Recipient is a fiduciary or custodian or co-fiduciary or co-custodian (collectively, the "Customers"), but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

     3.   PAYMENTS FOR DISTRIBUTION ASSISTANCE AND ADMINISTRATIVE SUPPORT
          SERVICES.

     (a)  The Fund will make payments to the Distributor, (i) within forty-five
(45) days of the end of each calendar quarter, in the aggregate amount of 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"), plus (ii) within ten (10) days of the end of each month, in the aggregate amount of 0.0625% (0.75% on an annual basis) of the average during the month of the aggregate net asset value of Shares computed as of the close of each business day (the "Asset-Based Sales Charge") outstanding for six years or less (the "Maximum Holding Period"). Such Service Fee payments received from the Fund will compensate the Distributor and Recipients for providing administrative support services with respect to Accounts. Such Asset-Based Sales Charge payments received from the Fund will compensate the Distributor and Recipients for providing distribution assistance in connection with the sales of Shares.

     The administrative support services in connection with the Accounts to be rendered by Recipients may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

     The distribution assistance in connection with the sale of Shares to be rendered by the Distributor and Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current holders of the Fund's Shares ("Shareholders"), and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

     It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares to entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard.
If the Distributor or the Board of Directors still is not satisfied, either may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate.

     (b) The Distributor shall make service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, to be set from time to time by a majority of the Independent Directors.

     Alternatively, the Distributor may, at its sole option, make service fee payments ("Advance Service Fee Payments") to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed (i) 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (ii) 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one (1) year, subject to reduction or chargeback so that the Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by Article III, Section 26, of the NASD Rules of Fair Practice. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated and will repay to the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such shares were held to one (1) year.
     The Advance Service Fee Payments described in part (i) of this paragraph
(b) may, at the Distributor's sole option, be made more often than quarterly, and sooner than the end of the calendar quarter. However, no such payments shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, to be set from time to time by a majority of the Independent Directors.

     A majority of the Independent Directors may at any time or from time to time decrease and thereafter adjust the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rate set forth above, and/or direct the Distributor to increase or decrease the Maximum Holding Period, the Minimum Holding Period or the Minimum Qualified Holdings. The Distributor shall notify all Recipients of the Minimum Qualified Holdings, Maximum Holding Period and Minimum Holding Period, if any, and the rate of payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus shall constitute sufficient notice. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient.

     (c) The Service Fee and the Asset-Based Sales Charge on Shares are subject to reduction or elimination of such amounts under the limits to which the Distributor is, or may become, subject under Article III, Section 26, of the NASD Rules of Fair Practice. The distribution assistance and administrative support services to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells Shares, and\or paying such persons Advance Service Fee Payments in advance of, and\or greater than, the amount provided for in Section 3(b) of this Agreement;
(ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for interest and other borrowing costs on the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administrative support services to the Fund; (iv) paying other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current Shareholders) and state "blue sky" registration expenses; and (v) providing any service rendered by the Distributor that a Recipient may render pursuant to part (a) of this Section 3. Such services include distribution assistance and administrative support services rendered in connection with Shares acquired (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (iii) pursuant to a plan of reorganization to which the Fund is a party. In the event that the Board should have reason to believe that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard.

     (d) Under the Plan, payments may be made to Recipients: (i) by Oppenheimer Management Corporation ("OMC") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OMC), from its own resources, from Asset-Based Sales Charge payments or from its borrowings.

     (e) Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor. In no event shall the amounts to be paid to the Distributor exceed the rate of fees to be paid by the Fund to the Distributor set forth in paragraph (a) of this Section 3.

4. SELECTION AND NOMINATION OF DIRECTORS. While this Plan is in effect, the selection and nomination of those persons to be Directors of the Corporation who are not "interested persons" of the Fund or the Corporation ("Disinterested Directors") shall be committed to the discretion of such Disinterested Directors. Nothing herein shall prevent the Disinterested Directors from soliciting the views or the involvement of others in such selection or nomination if the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Directors.

5. REPORTS. While this Plan is in effect, the Treasurer of the Corporation shall provide written reports to the Corporation's Board for its review, detailing services rendered in connection with the distribution of the Shares, the amount of all payments made and the purpose for which the payments were made. The reports shall be provided quarterly, and shall state whether all provisions of Section 3 of this Plan have been complied with.

6. RELATED AGREEMENTS. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Directors or by a vote of the holders of a "majority" (as defined in the 1940
Act) of the Fund's outstanding voting securities of the Class, on not more than sixty days written notice to any other party to the agreement; (ii) such agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act); (iii) it shall go into effect when approved by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such agreement; and (iv) it shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such continuance.

7. EFFECTIVENESS, CONTINUATION, TERMINATION AND AMENDMENT. This Amended and Restated Plan has been approved by a vote of the Board and its Independent Directors cast in person at a meeting called on June 22, 1995, for the purpose of voting on this Plan, and shall take effect after approval by Class B shareholders of the Fund, at which time it shall replace the Fund's Amended and Restated Distribution and Plan adopted as of December 23, 1994 and the Amended and Restated Distribution Agreement for the Shares dated December 23, 1994. Unless terminated as hereinafter provided, it shall continue in effect from year to year thereafter or as the Board may otherwise determine only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such continuance. This Plan may not be amended to increase materially the amount of payments to be made without approval of the Class B Shareholders, in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Directors. This Plan may be terminated at any time by vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class. In the event of such termination, the Board and its Independent Directors shall determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.

                         OPPENHEIMER QUEST FOR VALUE GLOBAL EQUITY FUND, INC


                         By:____________________________________


                         OPPENHEIMER FUNDS DISTRIBUTOR, INC.


                         By:___________________________________
                               Andrew J. Donohue
                               Executive Vice President

                                                                       EXHIBIT H
                              AMENDED AND RESTATED
                   DISTRIBUTION AND SERVICE PLAN AND AGREEMENT
                                     BETWEEN
                       OPPENHEIMER FUNDS DISTRIBUTOR, INC.
            AND OPPENHEIMER/QUEST FOR VALUE GLOBAL EQUITY FUND, INC.
                              FOR CLASS C SHARES OF
              OPPENHEIMER/QUEST FOR VALUE GLOBAL EQUITY FUND, INC.

     AMENDED AND RESTATED DISTRIBUTION AND SERVICE PLAN AND AGREEMENT (the "Plan") dated the ___ day of ______, 1995, by and between OPPENHEIMER/QUEST FOR VALUE GLOBAL EQUITY FUND, INC. (the "Corporation") for the account of its OPPENHEIMER/QUEST FOR VALUE GLOBAL EQUITY FUND, INC. (the "Fund") and OPPENHEIMER FUNDS DISTRIBUTOR, INC. (the "Distributor").

     1. THE PLAN. This Plan is the Fund's written distribution plan for Class C shares of the Fund (the "Shares"), contemplated by Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for its services incurred in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The Distributor is authorized under the Plan to pay "Recipients," as hereinafter defined, for rendering (1) distribution assistance in connection with the sale of Shares and/or (2) administrative support services with respect to Accounts. Such Recipients are intended to have certain rights as third-party beneficiaries under this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the 1940 Act, (ii) the Rule, (iii) Article III, Section 26, of the Rules of Fair Practice of the National Association of Securities Dealers, Inc., or its successor (the "NASD Rules of Fair Practice") and (iv) any conditions pertaining either to distribution-related expenses or to a plan of distribution, to which the Fund is subject under any order on which the Fund relies, issued at any time by the Securities and Exchange Commission.

     2. DEFINITIONS. As used in this Plan, the following terms shall have the following meanings:

     (a) "Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and (iii) has been selected by the Distributor to receive payments under the Plan. Notwithstanding the foregoing, a majority of the Corporation's Board of Directors (the "Board") who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements relating to this Plan (the "Independent Directors") may remove any broker, dealer, bank or other person or entity as a Recipient, whereupon such person's or entity's rights as a third-party beneficiary hereof shall terminate.

     (b) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such customers, clients and/or accounts as to which such Recipient is a fiduciary or custodian or co-fiduciary or co-custodian (collectively, the "Customers"), but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

     3.   PAYMENTS FOR DISTRIBUTION ASSISTANCE AND ADMINISTRATIVE SUPPORT
          SERVICES.

     (a) The Fund will make payments to the Distributor, within forty-five (45) days of the end of each calendar quarter, in the aggregate amount (i) of 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"), plus (ii) 0.1875% (0.75% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Asset-Based Sales Charge"). Such Service Fee payments received from the Fund will compensate the Distributor and Recipients for providing administrative support services with respect to Accounts. Such Asset-Based Sales Charge payments received from the Fund will compensate the Distributor and Recipients for providing distribution assistance in connection with the sale of Shares.

     The administrative support services in connection with the Accounts to be rendered by Recipients may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in establishing and maintaining accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

     The distribution assistance in connection with the sale of Shares to be rendered by the Distributor and by Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current holders of the Fund's Shares ("Shareholders"), and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

     It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares to entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for the Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor or the Board of Directors still is not satisfied, either may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate.

     (b) The Distributor shall make service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, to be set from time to time by a majority of the Independent Directors.

     Alternatively, the Distributor may, at its sole option, make service fee payments ("Advance Service Fee Payments") to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed (i) 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (ii) 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one (1) year, subject to reduction or chargeback so that the Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by Article III, Section 26, of the NASD Rules of Fair Practice. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated and will repay to the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such shares were held to one (1) year.

     The Advance Service Fee Payments described in part (i) of the preceding sentence may, at the Distributor's sole option, be made more often than quarterly, and sooner than the end of the calendar quarter. In addition, the Distributor shall make asset-based sales charge payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.1875% (0.75% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or its Customers for a period of more than one (1) year. However, no such service fee or asset-based sales charge payments (collectively, the "Recipient Payments") shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, to be set from time to time by a majority of the Independent Directors.

     A majority of the Independent Directors may at any time or from time to time decrease and thereafter adjust the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rates set forth above, and/or direct the Distributor to increase or decrease the Minimum Holding Period or the Minimum Qualified Holdings. The Distributor shall notify all Recipients of the Minimum Qualified Holdings or Minimum Holding Period, if any, and the rates of Recipient Payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus shall constitute sufficient notice. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient.

     (c) The Service Fee and the Asset-Based Sales Charge on Shares are subject to reduction or elimination of such amounts under the limits to which the Distributor is, or may become, subject under Article III, Section 26, of the NASD Rules of Fair Practice. The distribution assistance and administrative support services to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells Shares, and\or paying such persons Advance Service Fee Payments in advance of, and\or greater than, the amount provided for in Section 3(b) of this Agreement; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administrative support services to the Fund; (iv) paying other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current Shareholders) and state "blue sky" registration expenses; and (v) providing any service rendered by the Distributor that a Recipient may render pursuant to part
(a) of this Section 3. Such services include distribution assistance and administrative support services rendered in connection with Shares acquired (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (iii) pursuant to a plan of reorganization to which the Fund is a party. In the event that the Board should have reason to believe that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard.

     (d) Under the Plan, payments may be made to Recipients: (i) by Oppenheimer Management Corporation ("OMC") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OMC), from its own resources, from Asset-Based Sales Charge payments or from its borrowings.

     (e) Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor. In no event shall the amounts to be paid to the Distributor exceed the rate of fees to be paid by the Fund to the Distributor set forth in paragraph (a) of this Section 3.

     4. SELECTION AND NOMINATION OF DIRECTORS. While this Plan is in effect, the selection and nomination of those persons to be Directors of the Corporation who are not "interested persons" of the Fund or the Corporation ("Disinterested Directors") shall be committed to the discretion of such Disinterested Directors. Nothing herein shall prevent the Disinterested Directors from soliciting the views or the involvement of others in such selection or nomination if the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Directors.

     5. REPORTS. While this Plan is in effect, the Treasurer of the Corporation shall provide at least quarterly a written reports to the Corporation's Board for its review, detailing services rendered in connection with the distribution of the Shares, the amount of all payments made and the purpose for which the payments were made. The reports shall be provided quarterly and shall state whether all provisions of Section 3 of this Plan have been complied with.

     6. RELATED AGREEMENTS. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Directors or by a vote of the holders of a "majority" (as defined in the 1940
Act) of the Fund's outstanding voting securities of the Class, on not more than sixty days written notice to any other party to the agreement; (ii) such agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act); (iii) it shall go into effect when approved by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such agreement; and (iv) it shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such continuance.

     7. EFFECTIVENESS, CONTINUATION, TERMINATION AND AMENDMENT. This Amended and Restated Plan has been approved by a vote of the Board and its Independent Directors cast in person at a meeting called on June 22, 1995 for the purpose of voting on this Plan, and shall take effect after approval by Class C shareholders of the Fund, at which time it shall replace the Fund's Plan and Agreement of Distribution for the Shares make as of September 1, 1993. Unless terminated as hereinafter provided, it shall continue in effect from year to year from the date first set forth above or as the Board may otherwise determine only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such continuance. This Plan may not be amended to increase materially the amount of payments to be made without approval of the Class C Shareholders, in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Directors. This Plan may be terminated at any time by vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class. In the event of such termination, the Board and its Independent Directors shall determine whether the Distributor is entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.

                         OPPENHEIMER/QUEST FOR VALUE GLOBAL
                         EQUITY FUND, INC.


                         By: ____________________________________


                         OPPENHEIMER FUNDS DISTRIBUTOR, INC.



                         By:____________________________________
                              Andrew J. Donohue
                              Executive Vice President

QUEST FOR VALUE GLOBAL EQUITY FUND, INC.
PO BOX 8505
BOSTON, MA  02266-8505


                                                       TAX I.D. OR SOC. SEC. NO.
                                                       ACCOUNT NO.
                                                       FUND NO.
                                                       RECORD DATE SHARES


--------------------------------------------------------------------------------

QUEST FOR VALUE GLOBAL EQUITY FUND, INC.
PROXY FOR SHAREHOLDERS MEETING NOVEMBER 3, 1995

THE undersigned shareholder of QUEST FOR VALUE GLOBAL EQUITY FUND, INC. does hereby appoint Thomas E. Duggan and Maria Camacho and each of them, as the attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of Quest for Value Global Equity Fund, Inc. to be held on November 3, 1995 at the offices of Oppenheimer & Co., Inc., 40th Floor, One World Financial Center at 10:00 a.m. New York time and at all adjournments thereof, to vote the number of shares of stock in the name of the undersigned on the record date for said meeting on the matters specified in the proxy statement. As to any other matter or if any of said nominees are not available for election, said attorneys shall vote in accordance with their best judgment.

PROPOSAL(S)

     1) Approval of the New Investment Advisory Agreement with Oppenheimer Management Corporation
     2)   Approval of the New Subadvisory Agreement with Quest for Value
          Advisors
     3) Approval of the New Administration Agreement with Oppenheimer Management Corporation
     4) Approval of the New Distribution and Service Plan and Agreement with Oppenheimer Funds Distributor, Inc.
     5)   Election of Directors
     6) To act upon such other matters as may come before the meeting or any adjournment or adjournments thereof.

                     PROXY SOLICITED ON BEHALF OF MANAGEMENT

         MANAGEMENT RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND
        FOR THE ABOVE PROPOSALS.  THE SHARES REPRESENTED HEREBY WILL BE
              VOTED AS INDICATED OR FOR IF NO CHOICE IS INDICATED.

                 PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN
                THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION.
              PLEASE DO NOT USE BLUE PEN WHEN MARKING THIS BALLOT.


QUEST FOR VALUE GLOBAL EQUITY FUND, INC.
RECORD DATE SHARES
NOTE: PLEASE SIGN EXACTLY AS YOU NAME(S)
APPEARS HEREON. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please give your full title as such.
Joint owners should each sign this Proxy.


PROXY VOTING MAIL-IN-STUB

PROPOSAL(S)

1)  / / FOR        / / AGAINST       / / ABSTAIN
2)  / / FOR        / / AGAINST       / / ABSTAIN
3)  / / FOR        / / AGAINST       / / ABSTAIN
4)  / / FOR        / / AGAINST       / / ABSTAIN

PROPOSAL 5: ELECTION OF DIRECTORS
TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE, LINE OUT THE NOMINEE'S
NAME BELOW

/ / FOR all nominees listed below
/ / Vote withheld for all nominees listed below
/ / FOR all nominees listed below (except as marked to the contrary below)

 P. Clinton  T.Courtney  L. Herrmann  G. Loft  B. Macaskill

6)  / / FOR        / / AGAINST       / / ABSTAIN


DATED: __________________________, 19____
______________________________________________
______________________________________________
  Signature(s) of Shareholder(s)

                                        September 14, 1995


Dear Quest for Value Global Equity Fund Shareholder:

     Last month we advised you that Quest for Value Advisors, the adviser of your Fund, had entered into an agreement with Oppenheimer Management Corporation ("OMC") for the sale to OMC of mutual fund assets of Quest for Value Advisors. The agreement contemplates that, subject to shareholder approval, OMC will enter into an Investment Advisory Agreement and an Adminstration Agreement with the Fund and that OMC and Quest for Value Advisors will enter into a Subadvisory Agreement so that the Fund's portfolio would continue to be managed by Quest for Value Advisors. Distribution services would be provided by Oppenheimer Funds Distributor, Inc., a subsidiary of OMC. A shareholder meeting has been scheduled in November and all shareholders of record on September 7 are being asked to vote either in person or by proxy. Enclosed you will find several items, including a notice of the meeting, a proxy statement detailing the proposals, a ballot card and a postage-paid return envelope for your convenience.

WHAT IS BEING PROPOSED?

     In June, your Board of Directors, which represents your interests in the day-to-day management of the Fund, approved the proposed transaction with OMC and the new contracts with the Fund and recommended that Fund shareholders approve the new Investment Advisory Agreement, Subadvisory Agreement and Distribution and Service Plans and Agreements.

WHY DOES THE BOARD AND QUEST FOR VALUE ADVISORS RECOMMEND THIS CHANGE?

     The Board of Directors believes that the proposed changes are in the best interest of shareholders. The Fund would benefit from OMC's outstanding distribution and shareholder servicing capabilities while maintaining continuity of portfolio management through Quest for Value Advisors' role as Subadvisor.

     The proposed transaction will allow Quest for Value Advisors to concentrate on what it does best - portfolio management.

     Your vote is very important because these decisions will affect your investment. So we urge you to consider these issues carefully, and to make your vote count.

HOW DO YOU VOTE?

     No matter how large or small your investment, your vote is important, so please review the proxy statement carefully. To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today.

     Please contact your financial adviser or call us at 1-800-232-FUND if you have any questions.

     As always, we appreciate your confidence in the Quest for Value Funds.

                              Sincerely



                              Joseph M. La Motta
                              Chairman of the
                              Board and President
                              Quest for Value Global Equity Fund, Inc.